AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 24, 2016

1933 Act No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-14
 REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No. []
Post-Effective Amendment No. [ ]
(Check appropriate box or boxes)

WELLS FARGO FUNDS TRUST
 (Exact Name of Registrant as Specified in Charter)

525 Market Street
San Francisco, California 94105
(Address of Principal Executive Offices)
(800) 222-8222
(Registrant's Telephone Number)

C. David Messman
Wells Fargo Funds Management, LLC
525 Market Street, 12th Floor
San Francisco, California 94105
(Name and Address of Agent for Service)

With a copy to:

Marco E. Adelfio, Esq.
Goodwin Procter LLP
901 New York Avenue, N.W.
Washington, D.C. 20001

It is proposed that this filing will be declared effective on April 25, 2016 pursuant to Rule 488.

No filing fee is required under the Securities Act of 1933 because an indefinite number of shares of beneficial interest in the Registrant has previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

WELLS FARGO FUNDS TRUST

PART A
PROSPECTUS/PROXY STATEMENT

Wells Fargo Asset Management (logo)

Important proxy information

In February 2016, the Wells Fargo Funds Board of Trustees approved mergers of three Wells Fargo Funds into other funds within the family. The mergers are subject to approval by shareholders of the merging funds.

Please read the following information.

The enclosed document is a prospectus/proxy statement with proposals concerning certain Wells Fargo Funds. As a shareholder of one or more of these funds, you are being asked to approve a merger of your fund into an acquiring Wells Fargo Fund. The following information highlights the principal aspects of the proposal, which is subject to a vote by shareholders of the merging funds. We encourage you to read the full text of the enclosed prospectus/proxy statement.

What am I being asked to vote on?

As a shareholder of a merging fund, you are being asked to approve a merger into an acquiring Wells Fargo Fund. The funds’ Board of Trustees believes that these mergers will benefit the current shareholders of the funds and unanimously recommend that you vote to approve them.

In each merger, the merging fund will transfer all of its assets and liabilities to the acquiring fund in exchange for the same class of shares. The mergers are expected to be tax-free exchanges for U.S. federal income tax purposes. Immediately following the mergers, you will hold shares of the applicable acquiring fund with a total dollar value approximately equal to the total dollar value of the merging fund shares that you held before the closing. The merging funds and the corresponding acquiring funds are listed in the table below:

Merging fund	Acquiring fund
High Income Fund	High Yield Bond Fund
Small/Mid Cap Value Fund	Small Cap Value Fund
WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio[1]

1. The Wells Fargo WealthBuilderSM Tactical Equity Portfolio will be renamed the Wells Fargo WealthBuilderSM Equity Portfolio following the merger.

Why has the Board of Trustees recommended that I vote in favor of the merger?

Among the factors the Board considered in recommending the mergers were the following:

The investment objectives and principal investment strategies of the merging and acquiring funds are comparable.

The mergers will eliminate duplicative expenses and may reduce associated operational costs.

Shareholders will not bear the expenses incurred by the funds in connection with the mergers.

The mergers are expected to be tax-free for U.S. federal income tax purposes.

How do I vote my shares?

We understand that your time is valuable, and our intention is not to burden you with paperwork. The voting process takes only a few minutes. You may vote using any of the three methods below:

By phone: <insert number>. Agents are available to record your vote Monday through Friday, from XX a.m. to XX p.m., Eastern Time. You will need the control number found on the enclosed proxy card.

Online: www.proxyonline.com. You will need the control number found on the enclosed proxy card to log in.

By mail: Sign, date, and mail the enclosed proxy card in the prepaid-postage return envelope provided.

Whom should I call with questions about the voting process?

If you have any questions about the proposal or related proxy materials, please call your investment professional, trust officer, or Wells Fargo Funds at 1-800-222-8222—24 hours a day, 7 days a week. If you have any questions about voting your proxy, you may call our proxy solicitor, XXXXXXX, at XXX-XXX-XXXX.

[back cover]

Wells Fargo Asset Management (logo)

Wells Fargo Asset Management is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. 241889 04-16

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

May 2, 2016

Dear Shareholder,

On February 17-18, 2016, the investment manager to the Wells Fargo Funds, Wells Fargo Funds Management, LLC ("Funds Management"), proposed to the Board of Trustees of Wells Fargo Funds Trust, the mergers outlined in the table below. The Board of Trustees approved the proposed mergers and the related Agreement and Plan of Reorganization, subject to approval by shareholders of each Target Fund shown in the table below.

As a result, you are invited to vote on a proposal to merge your Target Fund into the corresponding Acquiring Fund shown in the table below (each, a "Merger" and collectively, the "Mergers"). The Board of Trustees has unanimously approved the Mergers and recommends that you vote FOR the proposals.

Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio[1]
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
1	The Wells Fargo WealthBuilder Tactical Equity Portfolio will be renamed Wells Fargo WealthBuilder Equity Portfolio following the Merger.

This is a general summary of how each Merger, if approved by shareholders, will work:

■

Each Target Fund will transfer all of its assets to the corresponding Acquiring Fund.

■

Each Acquiring Fund will assume all of the liabilities of the corresponding Target Fund.

■

The corresponding Acquiring Fund will issue new shares that will be distributed to you in an amount equal to the value of your Target Fund shares.

■

You will become a shareholder of the corresponding Acquiring Fund and will have your investment managed in accordance with the Acquiring Fund's investment strategies.

■

You will not incur any sales charges or similar transaction charges as a result of the Merger.

■

It is expected that the Merger will not be a taxable event to the Target Fund, the Acquiring Fund or their shareholders for U.S. federal income tax purposes.

Details about your Target Fund's and its corresponding Acquiring Fund's investment objectives, principal investment strategies, management, past performance, principal risks, fees, and expenses, along with additional information about the Merger, are contained in the attached prospectus/proxy statement. Please read it carefully.
A special meeting of each Target Fund's shareholders will be held on June 28, 2016 at the office of the Wells Fargo Funds, 525 Market Street, San Francisco, California, 94105. Although you are welcome to attend the meeting in person, you do not need to do so in order to vote your shares. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the postage-paid envelope provided. You may also vote by other means, such as by telephone or internet, by following the voting instructions outlined in your proxy card. If your Target Fund does not receive your vote after several weeks, you may receive a telephone call from Proxy Solicitor requesting your vote. Proxy Solicitor has been retained to act as our proxy solicitor and will receive approximately $_____ as compensation for seeking shareholder votes and answering shareholder questions. That cost and any other expenses of the Mergers will be paid by Funds Management or one of its affiliates, and so will not be borne by shareholders of any Fund. If you have any questions about the Mergers or the proxy card, please call Proxy Solicitor at Number (toll-free).
Remember, your vote is important to us, no matter how many shares you own. Please take this opportunity to vote. Thank you for taking this matter seriously and participating in this important process.
Sincerely,

 Karla Rabusch
 President
 Wells Fargo Funds

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

May 2, 2016

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2016

A Special Meeting (the "Meeting") of Shareholders of each Target Fund, each a series of Wells Fargo Funds Trust (the "Trust"), as set forth in the table below, will be held at the offices of Wells Fargo Funds, 525 Market Street, San Francisco, California 94105 on June 28, 2016 at 10:00 a.m., Pacific time.

Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio[1]
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
1	The Wells Fargo WealthBuilder Tactical Equity Portfolio will be renamed Wells Fargo WealthBuilder Equity Portfolio following the Merger.

With respect to each Target Fund, the Meeting is being held for the following purposes:

1.

To consider and act upon an Agreement and Plan of Reorganization (the "Plan") dated as of A&P Date, providing for the reorganization of the Target Fund, including the acquisition of all of the assets of the Target Fund by the corresponding Acquiring Fund in exchange for shares of the Acquiring Fund (the "Acquisition Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the corresponding Target Fund in liquidation of the Target Fund.

2.

To transact any other business which may properly come before the Meeting or any adjournment(s) thereof.

Any adjournment(s) of the Meeting will be held at the above address. The Board of Trustees of the Trust has fixed the close of business on April 15, 2016 as the record date (the "Record Date") for the Meeting. Only shareholders of record as of the close of business on the Record Date will be entitled to this notice, and to vote at the Meeting or any adjournment(s) thereof.

IT IS IMPORTANT THAT PROXY CARDS BE RETURNED PROMPTLY. ALL SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND RETURN WITHOUT DELAY THEIR ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR TO VOTE USING ONE OF THE OTHER METHODS DESCRIBED AT THE END OF THE PROSPECTUS/PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED PROXY CARD WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By order of the Board of Trustees,

C. David Messman
 Secretary

WELLS FARGO FUNDS TRUST
525 Market Street, 12th Floor
San Francisco, CA 94105
1.800.222.8222

May 2, 2016

PROSPECTUS/PROXY STATEMENT

This prospectus/proxy statement contains information you should know before voting on the proposed merger (the "Merger") of your Target Fund into the corresponding Acquiring Fund as set forth and defined in the table below, each of which is a series of Wells Fargo Funds Trust (the "Trust"), a registered open-end management investment company. If approved, the Merger will result in your receiving shares of the Acquiring Fund in exchange for your shares of the Target Fund.

Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio[1]
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
1	The Wells Fargo WealthBuilder Tactical Equity Portfolio will be renamed Wells Fargo WealthBuilder Equity Portfolio following the Merger.

The Target Funds and Acquiring Funds listed above are collectively referred to as the "Funds."

Please read this prospectus/proxy statement carefully and retain it for future reference. Additional information concerning each Fund and Merger has been filed with the Securities and Exchange Commission (the "SEC").

The prospectuses, statements of additional information and annual reports of each Target Fund and each Acquiring Fund are incorporated into this document by reference and are legally deemed to be part of this prospectus/proxy statement. Copies of these documents pertaining to either a Target Fund or an Acquiring Fund are available upon request without charge by writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266, calling 1.800.222.8222 or visiting the Wells Fargo Funds website at wellsfargofunds.com.

You may also view or obtain these documents from the SEC: by phone at 1.800.SEC.0330 (duplicating fee required); in person or by mail at Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549-0213 (duplicating fee required); by email at publicinfo@sec.gov (duplicating fee required); or by internet at www.sec.gov.
The SEC has not approved or disapproved these securities or determined if this prospectus/proxy statement is truthful or complete. Any representation to the contrary is a criminal offense.

The shares offered by this prospectus/proxy statement are not deposits of a bank, and are not insured, endorsed or guaranteed by the FDIC or any government agency and involve investment risk, including possible loss of your original investment.

Prospectus/Proxy Statement

Overview

This section summarizes the primary features and consequences of each Merger. This summary is qualified in its entirety by reference to the information contained elsewhere in this prospectus/proxy statement, in the Merger SAI, in each Fund's prospectus, in each Fund's financial statements contained in its annual report, in each Fund's SAI, and in the related Agreement and Plan of Reorganization (the "Plan"), a form of which is attached as Exhibit A hereto.

Key Features of the Mergers

The Plan sets forth the key features of the relevant Merger covered thereby and generally provides for the following:

■

the transfer of all of the assets of the Target Fund to the corresponding Acquiring Fund in exchange for new shares of the Acquiring Fund;

■

the assumption by the Acquiring Fund of all of the liabilities of the corresponding Target Fund;

■

the liquidation of the Target Fund by distributing the shares of the corresponding Acquiring Fund to the Target Fund's shareholders; and

■

the assumption of the costs of the Merger by Wells Fargo Funds Management, LLC ( the "Manager") or one of its affiliates.

The Mergers are scheduled to take place on or about July 22, 2016. For a more complete description of the Mergers, see the section entitled "Merger Information - Agreement and Plan of Reorganization," as well as Exhibit A.

Reasons for the Proposals and Board of Trustees Recommendation

At a meeting held on February 17-18, 2016, the Board of Trustees of the Trust (the "Board"), including a majority of Trustees who are not "interested persons" of each Target Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")(the "Independent Trustees"), considered and unanimously approved the Merger of each Target Fund.
Prior to approving the Mergers, the Board received the recommendation that the Mergers be approved from the Manager. In recommending the approval of the Mergers to the Board, the Manager noted that it considered various factors, including asset size, performance and profitability. The Manager indicated to the Board that the proposal to merge each Target Fund into its respective Acquiring Fund is intended to further rationalize the product offerings of the Wells Fargo fund family by combining funds with identical investment objectives and similar principal investment strategies into a single combined fund.
Before approving the Mergers, the Board reviewed, among other things, information about the Funds and the Mergers. This included, among other things, a comparison of various factors, such as the relative sizes of the Funds, the performance records of the Funds, and the expenses of the Funds (including pro forma expense information of each Acquiring Fund following the Mergers), as well as the similarities and differences between the Funds' investment objectives, principal investment strategies and specific portfolio characteristics.
The Board, including all of the Independent Trustees, has concluded that each Merger would be in the best interests of each Target Fund, and that existing shareholders' interests will not be diluted as a result of the Merger. Accordingly, the Board is submitting a Plan to each Target Fund's shareholders and unanimously recommended its approval. The Board has also approved the Plan on behalf of each Acquiring Fund.
For further information about the considerations of the Board, please see the section entitled "Board Considerations."

Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information)

The following section provides a comparison between the Funds with respect to their investment objectives, principal investment strategies, fundamental investment policies, risks, performance records, and expenses. It also provides information about what the management and share class structure of your Acquiring Fund will be after the Merger. The information below is only a summary; for more detailed information, please see the rest of this prospectus/proxy statement and each Fund's prospectus(es) and SAI. In this section, percentages of a Fund's "net assets" are measured as percentages of net assets plus borrowings for investment purposes. References to "we" in the principal investment strategy discussion for a Fund generally refer to the Manager or the sub-adviser.

WELLS FARGO SMALL/MID CAP VALUE FUND INTO WELLS FARGO SMALL CAP VALUE FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for your Target Fund shares.

If you own this class of shares of the Target Fund:	You will receive this class of shares of the Acquiring Fund:
Class A	Class A
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.
The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information see the section entitled "Buying, Selling and Exchanging Fund Shares." Additional information on how you can buy, sell or exchange shares of each Fund is available in the Fund's prospectuses and SAI.

Investment Objective and Strategy Comparison

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds' investment objectives are identical in that both Funds seek long-term capital appreciation. One difference between the wording of the Funds' investment strategies is that the Wells Fargo Small/Mid Cap Value Fund has a policy of investing at least 80% of its net assets in equity securities of small-and medium-capitalization companies, while the Wells Fargo Small Cap Value Fund has a policy of investing at least 80% of its net assets in equity securities of small capitalization companies, although both Funds define such companies as companies with market capitalizations within the range of the Russell 2500TM Index (which were approximately $13.3 million to $23. 2 billion, as of February 29, 2016).  Each Fund may also invest up to 30% of its total assets in equity securities of foreign issuers, including ADRs and similar investments.

Target Fund	Acquiring Fund
INVESTMENT OBJECTIVES
The Fund seeks long-term capital appreciation.	The Fund seeks long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of small- to medium-capitalization companies and up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of small-capitalization companies and up to 30% of the Fund's total assets in equity securities of foreign issuers, including ADRs and similar investments.

We invest principally in equity securities of small-and medium capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The market capitalization range of the Russell 2500TM Index was $103 million to $11.52 billion as of June 30, 2015, and is expected to change frequently. We may also invest in equity securities of foreign issuers through ADRs and similar investments.

We invest principally in equity securities of small-capitalization companies, which we define as companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The market capitalization range of the Russell 2500TM Index was $103 million to $11.52 billion as of June 30, 2015, and is expected to change frequently. We may also invest in equity securities of foreign issuers including ADRs and similar investments.

As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use options to enhance return.

As a hedging strategy, the Fund may write put and call options, meaning that the Fund sells an option to another party giving that party the right to either sell a stock to (put) or buy a stock from (call) the Fund at a predetermined price in the future. Whether or not this hedging strategy is successful depends on a variety of factors, particularly our ability to predict movements of the price of the hedged stock. Furthermore, we may use options to enhance return.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small- and medium-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle.

We employ a multi-faceted investment process that consists of quantitative idea generation and rigorous fundamental research. This process involves identifying companies that we believe exhibit attractive valuation characteristics and warrant further research. We then conduct fundamental research to find securities in small-capitalization companies with a positive dynamic for change that could move the price of such securities higher. The positive dynamic may include a change in management team, a new product or service, corporate restructuring, an improved business plan, a change in the regulatory environment, or the right time for the industry in its market cycle.

We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small and medium capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

We typically sell a security when its fundamentals deteriorate, its relative valuation versus the peer group and market becomes expensive, or for risk management considerations. We believe the combination of buying the securities of undervalued small-capitalization companies with positive dynamics for change limits our downside risk while allowing us to potentially participate in significant upside appreciation in the price of such securities.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance.	We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance.
In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.	In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are identical to those of the Acquiring Fund due to the similarity of the Target Fund's and the Acquiring Fund's investment objectives and principal investment strategies.

The below table compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

Target Fund	Acquiring Fund
Derivatives Risk	Derivatives Risk
Foreign Investment Risk	Foreign Investment Risk
Investment Style Risk	Investment Style Risk
Management Risk	Management Risk
Market Risk	Market Risk
Options Risk	Options Risk
Smaller Company Securities Risk	Smaller Company Securities Risk

Each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds by visiting the Wells Fargo Funds website at wellsfargofunds.com.
For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Returns for Class A Shares (%) for the Target Fund

Highest Quarter: 3rd Quarter 2009	+25.43%
Lowest Quarter: 4th Quarter 2008	-30.55%

Average Annual Total Returns for the Target Fund for the periods ended 12/31/2015 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	7/31/2007	-10.20%	-0.38%	1.67%
Class A (after taxes on distributions)	7/31/2007	-10.60%	-2.22%	0.50%
Class A (after taxes on distributions and the sale of Fund Shares)	7/31/2007	-5.46%	-0.39%	1.31%
Class C (before taxes)	7/31/2007	-6.52%	0.05%	1.55%
Administrator Class (before taxes)	4/8/2005	-4.52%	1.06%	2.56%
Institutional Class (before taxes)	8/31/2006	-4.41%	1.24%	2.74%
Russell 2500™ Value Index (reflects no deduction for fees, expenses, or taxes)		-5.49%	9.23%	6.51%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for the Class C, Administrator Class and Institutional Class shares will vary.

Calendar Year Total Returns for Class A Shares (%) for the Acquiring Fund

Highest Quarter: 3rd Quarter 2009	+21.91%
Lowest Quarter: 4th Quarter 2008	-24.91%

Average Annual Total Returns for the Acquiring Fund for the periods ended 12/31/2015 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	11/30/2000	-15.85%	0.92%	3.82%
Class A (after taxes on distributions)	11/30/2000	-21.75%	-2.02%	1.91%
Class A (after taxes on distributions and the sale of Fund Shares)	11/30/2000	-4.14%	0.81%	3.18%
Class B (before taxes)	11/30/2000	-16.37%	0.99%	3.89%
Class C (before taxes)	11/30/2000	-12.39%	1.36%	3.66%
Administrator Class (before taxes)	7/30/2010	-10.54%	2.32%	4.64%
Institutional Class (before taxes)	7/31/2007	-10.34%	2.54%	4.83%
Russell 2000® Value Index (reflects no deduction for fees, expenses, or taxes)		-7.47%	7.67%	5.57%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for Class C, Administrator Class and Institutional Class shares will vary.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund.

For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

The following table entitled "Shareholder Fees" allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be, assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Fund Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for each Fund's fiscal year ended March 31, 2015. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended September 30, 2015, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Class A Shareholders
	Target Fund	Acquiring Fund	Pro Forma
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.75%	5.75%	5.75%
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	None	None

Class C Shareholders
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	1.00%	1.00%	1.00%

Institutional Class Shareholders
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	None	None

Administrator Class Shareholders
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	None	None
1	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Target Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.80%	0.00%	0.62%	0.01%	1.43%	(0.07)%	1.36%
Class C	0.80%	0.75%	0.62%	0.01%	2.18%	(0.07)%	2.11%
Administrator Class	0.80%	0.00%	0.54%	0.01%	1.35%	(0.19)%	1.16%
Institutional Class	0.80%	0.00%	0.29%	0.01%	1.10%	(0.14)%	0.96%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.35% for Class A, 2.10% for Class C, 1.15% for Administrator Class, and 0.95% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Acquiring Fund (Pre-Merger)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Waiver Fee Waiver[2]
Class A	0.81%	0.00%	0.49%	0.02%	1.32%	(0.02)%	1.30%
Class C	0.81%	0.75%	0.49%	0.02%	2.07%	(0.02)%	2.05%
Administrator Class	0.81%	0.00%	0.41%	0.02%	1.24%	(0.14)%	1.10%
Institutional Class	0.81%	0.00%	0.16%	0.02%	0.99%	(0.09)%	0.90%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through July 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.28% for Class A, 2.03% for Class B, 2.03% for Class C, 0.83% for Class R6, 1.08% for Administrator Class, and 0.88% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Acquiring Fund (Pro Forma)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.82%	0.00%	0.50%	0.02%	1.34%	(0.04)%	1.30%
Class C	0.82%	0.75%	0.50%	0.02%	2.09%	(0.04)%	2.05%
Administrator Class	0.82%	0.00%	0.42%	0.02%	1.26%	(0.16)%	1.10%
Institutional Class	0.82%	0.00%	0.17%	0.02%	1.01%	(0.11)%	0.90%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through July 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.28% for Class A, 2.03% for Class C, 1.08% for Administrator Class, and 0.88% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Examples of Fund Expenses

The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund
	If you sold your shares, you would pay:			If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$706	$314	$118	$98	$214
3 Years	$995	$675	$409	$336	$675
5 Years	$1,305	$1,163	$721	$593	$1,163
10 Years	$2,184	$2,508	$1,607	$1,328	$2,508

Acquiring Fund (Pre-Merger)
	If you sold your shares, you would pay:				If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$700	$308	$112	$92	$208	$208
3 Years	$967	$647	$380	$306	$647	$647
5 Years	$1,255	$1,112	$668	$538	$1,112	$1,112
10 Years	$2,072	$2,398	$1,488	$1,205	$2,116	$2,398

Acquiring Fund (Pro Forma)
	If you sold your shares, you would pay:			If you held your shares, you would pay:
After:	Class A	Class C	Administrator Class	Institutional Class	Class C
1 Year	$700	$308	$112	$92	$208
3 Years	$971	$651	$384	$311	$651
5 Years	$1,263	$1,120	$676	$547	$1,120
10 Years	$2,092	$2,418	$1,509	$1,226	$2,418

The Target Fund and Acquiring Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class C shares. Under each Distribution Plan, Class C shares charge an annual fee of 0.75%. Each Fund has a shareholder servicing fee of up to 0.25% for each class of shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each Fund buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 33% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 9% of the average value of its portfolio.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio manager(s) for the Acquiring Fund. Following completion of the Merger, Wells Capital Managment Incorporated ("Wells Capital Managment") will serve as sub-adviser to the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Fund."

Wells Fargo Small Cap Value Fund
Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers, Title/Managed Since	I. Charles Rinaldi, Portfolio Manager / 1997 Erik C. Astheimer, Portfolio Manager / 2011 Michael Schneider, CFA, Portfolio Manager / 2011

Tax Information

It is expected that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes. A receipt of an opinion substantially to that effect from Pepper Hamilton LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.
The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.

Following shareholder approval of the Merger but before the Closing Date, the Target Fund expects to sell a substantial portion of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger. These transactions will result in additional transaction costs to the Target Fund and may result in increased taxable distributions to shareholders of the Target Fund.The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of December 31, 2015 ,the Target Fund had net unrealized gains of $11.6 million.
For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits registered investment companies ("RICs"), such as the Funds, to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." The Merger will cause the tax year of the Target Fund to close, which may result in an earlier expiration of net capital loss carryforwards than would otherwise occur.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO WEALTHBUILDER EQUITY PORTFOLIO INTO WELLS FARGO WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for your Target Fund shares.

If you own this class of shares of the Target Fund:	You will receive this class of shares of the Acquiring Fund:
Single Class	Single Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger. Following the merger the Wells Fargo WealthBuilder Tactical Equity Portfolio will change its name to the Wells Fargo WealthBuilder Equity Portfolio.
The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information see the section entitled "Buying, Selling and Exchanging Fund Shares." Following the Merger, foreign shareholders will not be able to make additional investments into the Acquiring Fund or into any other funds within the Wells Fargo fund family. Additional information on how you can buy, sell or exchange shares of each Fund is available in the Fund's prospectus and SAI.

Investment Objective and Strategy Comparison

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds' investment objectives are identical in that both Funds seek long-term capital appreciation with no emphasis on income. One difference between the Funds' investment strategies is that the Wells Fargo WealthBuilder Tactical Equity Portfolio makes tactical allocations among various Underlying Funds and employs both quantitative analysis and qualitative judgment in doing so, while the Wells Fargo WealthBuilder Equity Portfolio does not. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Wells Fargo WealthBuilder Tactical Equity Portfolio may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.  Wells Fargo WealthBuilder Tactical Equity Portfolio may invest up to 10% of the Fund's net assets in bond or alternative-style asset classes (through investment in Underlying Funds). Wells Fargo WealthBuilder Equity Portfolio's allocation across equity styles remains constant.

Target Fund	Acquiring Fund
INVESTMENT OBJECTIVES
The Portfolio seeks long-term capital appreciation with no emphasis on income.	The Portfolio seeks long-term capital appreciation with no emphasis on income.
PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of Underlying Funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company, small company and international.

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Portfolio's investment objective by investing at least 80% of the Portfolio's net assets in equity securities (through investments in Underlying Funds). The Portfolio is a diversified equity investment that consists of Underlying Funds that employ different and complementary investment styles to provide potential for growth. These equity styles include large company, small company, and international.

The Portfolio's allocation across equity styles remains constant.	Not in the Fund's strategy.
Not in the Fund's strategy.	Additionally, we may invest up to 10% of the Portfolio's net assets in bond or alternative-style asset classes (through investment in Underlying Funds).
Not in the Fund's strategy.

We employ both quantitative analysis and qualitative judgments in making tactical allocations among various Underlying Funds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Portfolio may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles may help to reduce the overall impact of poor performance in any one equity asset class.

Depending on market conditions, some equity asset classes will perform better than others. The Portfolio's broad diversification across equity styles and the use of tactical allocation between equity styles may help to reduce the overall impact of poor performance in any one equity asset class.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio's performance.	We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Portfolio's performance.
In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.	In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund due to the similarity of the Target Fund's and the Acquiring Fund's investment objectives and principal investment strategies. Because the Acquiring Fund may invest up to 10% of its assets in alternative-style asset classes while the Target Fund may not, the Acquiring Fund is subject to alternative investment risk, derivatives risk and futures contracts risk as principal investment risks while the Target Fund is not.

The below table compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

Target Fund	Acquiring Fund
Not subject to Alternative Investment Risk	Alternative Investment Risk
Not subject to Derivatives Risk	Derivatives Risk
Emerging Markets Risk	Emerging Markets Risk
Foreign Investment Risk	Foreign Investment Risk
Not subject to Futures Contracts Risk	Futures Contracts Risk
Investment Style Risk	Investment Style Risk
Management Risk	Management Risk
Market Risk	Market Risk
Smaller Company Securities Risk	Smaller Company Securities Risk
Underlying Funds Risk	Underlying Funds Risk

Each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds by visiting the Wells Fargo Funds website at wellsfargofunds.com.
For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Returns for Shares (%) of the Target Fund as of 12/31 each year

Highest Quarter: 2nd Quarter 2009	+20.19%
Lowest Quarter: 4th Quarter 2008	-24.40%

Average Annual Total Returns for the Target Fund for the periods ended 12/31/2015
	Inception Date of Share Class	1 Year	5 Year	10 Year
Equity Portfolio (before taxes)	10/1/1997	-2.73%	6.58%	3.64%
Equity Portfolio (after taxes on distributions)	10/1/1997	-2.73%	6.58%	3.30%
Equity Portfolio (after taxes on distributions and the sale of Fund Shares)	10/1/1997	-1.54%	5.16%	2.88%
WealthBuilder Equity Composite Blended Index (reflects no deduction for fees, expenses, or taxes)		-1.35%	8.79%	6.09%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		0.48%	12.18%	7.35%
MSCI ACWI Index ex USA (Net) (reflects no deduction for fees, expenses, or taxes)		-5.66%	1.06%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Calendar Year Total Returns for Shares (%) of the Acquiring Fund as of 12/31 each year

Highest Quarter: 2nd Quarter 2009	+22.95%
Lowest Quarter: 4th Quarter 2008	-25.88%

Average Annual Total Returns for the Acquiring Fund for the periods ended 12/31/2015
	Inception Date of Share Class	1 Year	5 Year	10 Year
Tactical Equity Portfolio (before taxes)	10/1/1997	-2.78%	6.65%	4.07%
Tactical Equity Portfolio (after taxes on distributions)	10/1/1997	-2.78%	6.65%	3.73%
Tactical Equity Portfolio (after taxes on distributions and the sale of Fund Shares)	10/1/1997	-1.57%	5.22%	3.22%
Wealthbuilder Tactical Equity Composite Index (reflects no deduction for fees, expenses, or taxes)		-1.35%	8.79%	6.09%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)		0.48%	12.18%	7.35%
MSCI ACWI Index ex USA (Net) (reflects no deduction for fees, expenses, or taxes)		-5.66%	1.06%	2.92%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

The following table entitled "Shareholder Fees" allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be, assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Fund Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for each Fund's most recent fiscal year ended May 31, 2015. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended November 30, 2015, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

	Target Fund	Acquiring Fund	Pro Forma
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	1.50%	1.50%	1.50%
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	None[1]	None[1]
1	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Target Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Single Class	0.25%	0.75%	0.56%	0.79%	2.35%	(0.06)%	2.29%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for the Portfolio. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Acquiring Fund (Pre-Merger)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Waiver Fee Waiver[2]
Single Class	0.25%	0.75%	0.50%	0.79%	2.29%	0.00%	2.29%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through September 30, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for the Portfolio. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Acquiring Fund (Pro Forma)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Single Class	0.25%	0.75%	0.49%	0.76%	2.25%	0.00%	2.25%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through September 30, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for the Portfolio. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Examples of Fund Expenses

The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund

After:
1 Year	$379
3 Years	$867
5 Years	$1,381
10 Years	$2,791

Acquiring Fund (Pre-Merger)

After:
1 Year	$379
3 Years	$855
5 Years	$1,357
10 Years	$2,736

Acquiring Fund (Pro Forma)

After:
1 Year	$375
3 Years	$843
5 Years	$1,337
10 Years	$2,696

The Target Fund and Acquiring Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan"). Under each Distribution Plan, a Fund charges an annual fee of 0.75%. Each Fund also has a shareholder servicing fee of up to 0.25%.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each Fund buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 24% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 27% of the average value of its portfolio.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio manager(s) for the Acquiring Fund. Following completion of the Merger, Wells Capital Managment Incorporated ("Wells Capital Managment") will serve as sub-adviser to the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Fund."

Wells Fargo WealthBuilder Tactical Equity Portfolio
Adviser	Wells Fargo Funds Management, LLC
Sub-adviser	Wells Capital Management Incorporated
Portfolio Manager, Title/Managed Since	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2013 Christian L. Chan, CFA, Portfolio Manager / 2013

Tax Information

It is expected that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes. A receipt of an opinion substantially to that effect from Pepper Hamilton LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.
The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.
It is not anticipated that a substantial portion of the securities held by the Target Fund will be disposed of in connection with the Merger to align the securities portfolio of the Target Fund with the securities portfolio of the Acquiring Fund. Any realignment could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of December 31, 2015, the Target Fund had net unrealized gains of $16.7 million.

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." The Merger will cause the tax year of the Target Fund to close, which may result in an earlier expiration of net capital loss carryforwards than would otherwise occur.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

WELLS FARGO HIGH INCOME FUND INTO WELLS FARGO HIGH YIELD BOND FUND

Share Class Information

The following table illustrates the share class of the Acquiring Fund you will receive as a result of the Merger in exchange for your Target Fund shares.

If you own this class of shares of the Target Fund:	You will get this class of shares of the Acquiring Fund:
Class A	Class A
Class B	Class B
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class

The Acquiring Fund shares you will receive as a result of the Merger will have the same total value as the total value of your Target Fund shares as of the close of business on the business day immediately prior to the Merger.
The procedures for buying, selling and exchanging shares of the Funds are identical. For additional information see the section entitled "Buying, Selling and Exchanging Fund Shares." Additional information on how you can buy, sell or exchange shares of each Fund is available in the Fund's prospectuses and SAI.

Investment Objective and Strategy Comparison

The following section compares the investment objectives, principal investment strategies and fundamental investment policies of the Funds. The investment objectives of the Funds may be changed without shareholder approval.

The Funds' investment objectives are identical in that both Funds seek total return, consisting of a high level of current income and capital appreciation. Some differences between the Funds' investment strategies are that Wells Fargo High Income Fund normally invests at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade, while the Wells Fargo High Yield Bond Fund invests at least 80% of the Fund's net assets in debt securities that are below investment-grade. Wells Fargo High Income Fund may invest up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers, and while not part of its principal investment strategy may invest in emerging market issuers, while High Yield Bond Fund may invest without limit in foreign issuers including emerging markets issuers.  This distinction means that the Wells Fargo High Yield Bond Fund may invest a greater percentage of its assets in foreign securities and emerging markets than the Wells Fargo High Income Fund. Wells Fargo High Income Fund invests up to 20% of its total assets in equities and convertible debt securities, while Wells Fargo High Yield Bond Fund may invest up to 10% of its total assets in equity securities and may invest without limit in convertible bonds as part of its principal investment strategy. Wells Fargo High Income Fund invests up to 10% of its total assets in debt securities that are in default at the time of purchase, while Wells Fargo High Yield Bond Fund does not invest in debt securities that are in default at the time of purchase. These distinctions mean that the Wells Fargo High Yield Bond Fund may invest a greater percentage of its assets in convertible debt securities while the Wells Fargo High Income Fund may invest a greater percentage of its assets in equity and debt securities that are in default at the time of purchase. A more complete description of each Fund's investment objective and principal investment strategies is provided below.

Target Fund	Acquiring Fund
INVESTMENT OBJECTIVES
The Fund seeks total return, consisting of a high level of current income and capital appreciation.	The Fund seeks total return, consisting of a high level of current income and capital appreciation.
PRINCIPAL INVESTMENT STRATEGIES
We invest at least 80% of the Fund's net assets in corporate debt securities that are below investment-grade;	We invest at least 80% of the Fund's net assets in debt securities that are below investment-grade;
We invest up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers;	Securities in the Fund's portfolio may be issued by domestic or foreign issuers (including foreign governments), and may include securities of emerging markets issuers.
We invest up to 20% of the Fund's total assets in equities and convertible debt securities;	We invest up to 10% of the Fund's total assets in equity securities, including common and preferred stocks.
We invest up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase.	This strategy is not included in the Fund's principal investment strategy.

We invest principally in below investment-grade debt securities (often called "high-yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as bank loans. These securities may have fixed, floating or variable rates. As part of our below investment-grade debt securities investment strategy, we will generally invest in securities that are rated BB through CCC by Standard & Poor's, or Ba through Caa by Moody's, or an equivalent quality rating from another Nationally Recognized Statistical Ratings Organization, or are deemed by us to be of comparable quality. We may also use credit default swap agreements to reduce cash positions and to cost-effectively increase credit exposure, and futures to manage duration exposure.

We invest principally in below investment-grade debt securities (often called "high yield" securities or "junk bonds") of corporate issuers. These include traditional corporate bonds as well as convertible bonds. These securities may have fixed, floating or variable rates. We may invest in below investment-grade debt securities of any credit quality. The average credit quality of the Fund's portfolio is expected to be equivalent to B or higher based on the credit ratings assigned to underlying securities by Moody's, Standard & Poor's, from other Nationally Recognized Statistical Ratings Organizations, or our credit quality assessment of the underlying securities. We do not manage the Fund's portfolio to a specific maturity or duration.

This strategy is not included in the Fund's principal investment strategy.

We may also use futures for duration and yield curve management. We may invest up to 10% of the Fund's total assets in equity securities, including common and preferred stocks. For equity securities, we seek out dividend yielding securities of companies that we believe have strong fundamental attributes. We may invest in equity securities of companies of any size.

We start our investment process with a top-down, macroeconomic outlook to determine industry and credit quality allocations. Macroeconomic factors considered may include, among others, the pace of economic growth, employment conditions, corporate profits, inflation, monetary and fiscal policy, as well as the influence of international economic and financial conditions. Within these parameters, we then apply rigorous credit research to select individual securities that we believe can add value from income and/or the potential for capital appreciation. Our credit research may include an assessment of an issuer's general financial condition, its competitive positioning and management strength, as well as industry characteristics and other factors. We may sell a security due to changes in credit characteristics or outlook, as well as changes in portfolio strategy or cash flow needs. A security may also be sold and replaced with one that presents a better value or risk/reward profile.

We start our investment process by looking at macroeconomic factors, such as the pace of economic growth, employment conditions, corporate profits, inflation rates, monetary and fiscal policy, within the context of other even broader factors, including the influence of international economic and financial conditions. This top-down, macroeconomic outlook helps us to determine the sectors and industries in which we believe the portfolio should invest, and in what proportions. We then seek those industries within this macroeconomic environment which we find attractive - industries that are either growing at or above the rate of economic growth (growth industries) or out of favor industries with potentially improving outlooks (value industries.) Within those industries, we prefer companies with sustainable competitive advantages and high barriers to entry, and we specifically seek companies with strong management teams and financial flexibility.

This strategy is not included in the Fund's principal investment strategy.

We regularly review the investments of the portfolio and may sell a portfolio holding when it has achieved its valuation target, there is deterioration in the underlying fundamentals of the business, or we have identified a more attractive investment opportunity.

We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance.	We may actively trade portfolio securities, which may lead to higher transaction costs that may affect the Fund's performance.
In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.	In addition, active trading of portfolio securities may lead to higher taxes if your shares are held in a taxable account.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The Fund may hold some of its assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments for purposes of maintaining liquidity or for short-term defensive purposes when we believe it is in the best interests of the shareholders to do so. During these periods, the Fund may not achieve its objective.

The fundamental investment policies of the Funds are identical. For a comparative chart of fundamental investment policies, please see Exhibit B.

Principal Risk Comparison

The principal risks of the Target Fund are substantially similar, but not identical, to those of the Acquiring Fund due to the similarity of the Target Fund's and the Acquiring Fund's investment objectives and principal investment strategies. Because the Target Fund invests in convertible securities, bank loans and swap agreements while the Acquiring Fund does not, the Target Fund is subject to convertible securities risk, loan risk and swaps risk as principal investment risks while the Acquiring Fund is not. In addition, since the Acquiring Fund invests in securities issued by emerging markets issuers while the Target Fund does not, the Acquiring Fund is subject to Emerging Markets Risk.

The below table compares the principal risk factors of the Target Fund with those of the Acquiring Fund. These risks are described in the section entitled "Risk Descriptions."

Target Fund	Acquiring Fund
Convertible Securities Risk	Convertible Securities Risk
Credit Risk	Credit Risk
Derivatives Risk	Derivatives Risk
Not subject to Emerging Markets Risk	Emerging Markets Risk
Foreign Investment Risk	Foreign Investment Risk
Futures Contracts Risk	Futures Contracts Risk
High Yield Securities Risk	High Yield Securities Risk
Interest Rate Risk	Interest Rate Risk
Investment Style Risk	Investment Style Risk
Loan Risk	Not subject to Loan Risk
Management Risk	Management Risk
Market Risk	Market Risk
Swaps Risk	Not subject to Swaps Risk

Each Fund has other investment policies, practices and restrictions which, together with the Fund's related risks, are set forth in the Fund's prospectuses and SAI.

Fund Performance Comparison

The following bar charts and tables illustrate how each Fund's returns have varied from year to year and compare each Fund's returns with those of one or more broad-based securities indexes. Past performance (before and after taxes) is not necessarily an indication of future results. Current month-end performance information is available for the Funds by visiting the Wells Fargo Funds website at wellsfargofunds.com.
For additional information about the performance history of the Funds, please see Exhibit C.

Calendar Year Total Returns for Class A Shares (%) for Target Fund

Highest Quarter: 2nd Quarter 2009	+10.69%
Lowest Quarter: 4th Quarter 2008	-11.85%

Average Annual Total Returns for the Target Fund for the periods ended 12/31/2015 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	2/29/2000	-9.24%	2.59%	4.73%
Class A (after taxes on distributions)	2/29/2000	-11.24%	0.04%	2.09%
Class A (after taxes on distributions and the sale of Fund Shares)	2/29/2000	-5.17%	1.11%	2.66%
Class B (before taxes)	7/18/2008	-10.67%	2.43%	4.65%
Class C (before taxes)	7/18/2008	-6.67%	2.77%	4.42%
Administrator Class (before taxes)	7/30/2010	-4.76%	3.69%	5.33%
Institutional Class (before taxes)	7/31/2001	-4.63%	3.97%	5.63%
Barclays U.S. Corporate High Yield Index (reflects no deduction for fees, expenses, or taxes)		-4.47%	5.04%	6.96%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for Class B, Class C, Administrator Class and Institutional Class shares will vary.

Calendar Year Total Returns for Class A Shares (%) for Acquiring Fund

Highest Quarter: 2nd Quarter 2009	+20.52%
Lowest Quarter: 4th Quarter 2008	-17.04%

Average Annual Total Returns for the Acquiring Fund for the periods ended 12/31/2015 (Returns reflect applicable sales charges)
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class A (before taxes)	1/20/1998	-6.25%	3.79%	5.58%
Class A (after taxes on distributions)	1/20/1998	-7.89%	1.76%	3.06%
Class A (after taxes on distributions and the sale of Fund Shares)	1/20/1998	-3.51%	2.08%	3.26%
Class B (before taxes)	9/11/1935	-7.36%	3.66%	5.54%
Class C (before taxes)	1/21/1998	-3.65%	4.00%	5.30%
Administrator Class (before taxes)	4/14/1998	-1.37%	5.08%	6.38%
Institutional Class (before taxes)	10/31/2014	-1.90%	5.03%	6.35%
BofAML US High Yield Master II Constrained Index (reflects no deduction for fees, expenses, or taxes)		-4.61%	4.84%	6.82%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts. After-tax returns are shown only for the Class A shares. After-tax returns for Class B, Class C, Administrator Class and Institutional Class shares will vary.

Shareholder Fee and Fund Expense Comparison

This section compares the fees and expenses you pay if you buy, hold, and sell shares of the Target Fund and the Acquiring Fund. For information about the share class of the Acquiring Fund that you will receive in connection with the Merger, please see the section entitled "Share Class Information" above.

The following table entitled "Shareholder Fees" allows you to compare the maximum sales charges of the Funds and includes a Pro Forma column that shows you what the sales charges will be, assuming the Merger takes place. The sales charges for each class of shares of the Target Fund are identical to those of the corresponding class of shares of the Acquiring Fund. The Target Fund shareholders will not pay any front-end or deferred sales charges in connection with the Merger.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the aggregate in specified classes of Wells Fargo Funds. More information about these and other discounts is available in the "Buying, Selling and Exchanging Fund Shares" section of this prospectus/proxy statement and from your financial professional and in the Funds' prospectuses.

The following tables entitled "Annual Fund Operating Expenses" allow you to compare the annual operating expenses of the Funds. The total annual fund operating expenses for both Funds set forth in the following tables are based on the actual expenses incurred for each Fund's most recent fiscal year ended August 31, 2015. The pro forma expense table shows you what the total annual fund operating expenses (before and after waiver) would have been for the Acquiring Fund for the twelve-month period ended August 30, 2015, assuming the Merger had taken place at the beginning of that period.

Shareholder Fees (fees paid directly from your investment)

Class A Shareholders
	Target Fund	Acquiring Fund	Pro Forma
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	4.50%	4.50%	4.50%
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]	None[1]	None[1]

Class B Shareholders
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	5.00%	5.00%	5.00%

Class C Shareholders
Maximum sales charge (load) imposed on purchases (as a percentage of the offering price)	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	1.00%	1.00%	1.00%

Institutional Class Shareholders
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	None	None

Administrator Class Shareholders
Maximum sales charge (load) imposed on purchases	None	None	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None	None	None
1	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within 18 months from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Target Fund
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.55%	0.00%	0.46%	0.01%	1.02%	(0.08)%	0.94%
Class B	0.55%	0.75%	0.46%	0.01%	1.77%	(0.08)%	1.69%
Class C	0.55%	0.75%	0.46%	0.01%	1.77%	(0.08)%	1.69%
Administrator Class	0.55%	0.00%	0.40%	0.01%	0.96%	(0.12)%	0.84%
Institutional Class	0.55%	0.00%	0.13%	0.01%	0.69%	(0.15)%	0.54%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.93% for Class A, 1.68% for Class B, 1.68% for Class C, 0.83% for Administrator Class, and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Acquiring Fund (Pre-Merger)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Waiver Fee Waiver[2]
Class A	0.55%	0.00%	0.49%	1.04%	(0.01)%	1.03%
Class B	0.55%	0.75%	0.49%	1.79%	(0.01)%	1.78%
Class C	0.55%	0.75%	0.49%	1.79%	(0.01)%	1.78%
Administrator Class	0.55%	0.00%	0.43%	0.98%	(0.18)%	0.80%
Institutional Class	0.55%	0.00%	0.16%	0.71%	(0.01)%	0.70%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through December 31, 2016, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.03% for Class A, 1.78% for Class B, 1.78% for Class C, 0.80% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Acquiring Fund (Pro Forma)
	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses[1]	Waiver of Fund Expenses	Total Annual Fund Operating Expenses After Fee Waiver[2]
Class A	0.54%	0.00%	0.45%	0.99%	(0.06)%	0.93%
Class B	0.54%	0.75%	0.45%	1.74%	(0.06)%	1.68%
Class C	0.54%	0.75%	0.45%	1.74%	(0.06)%	1.68%
Administrator Class	0.54%	0.00%	0.39%	0.93%	(0.13)%	0.80%
Institutional Class	0.54%	0.00%	0.12%	0.66%	(0.13)%	0.53%
1	Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.
2	The Manager has contractually committed through December 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.93% for Class A, 1.68% for Class B, 1.68% for Class C, 0.80% for Administrator Class, and 0.53% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Examples of Fund Expenses

The examples below are intended to help you compare the costs of investing in the Target Fund with the costs of investing in the Acquiring Fund, both before and after the Merger, and are for illustration only. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Target Fund
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$542	$672	$272	$86	$55	$172	$172
3 Years	$752	$849	$549	$294	$206	$549	$549
5 Years	$980	$1,152	$952	$519	$369	$952	$952
10 Years	$1,635	$1,787	$2,077	$1,167	$844	$1,787	$2,077

Acquiring Fund (Pre-Merger)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$550	$681	$281	$82	$72	$181	$181
3 Years	$765	$862	$562	$294	$226	$562	$562
5 Years	$997	$1,169	$969	$524	$394	$969	$969
10 Years	$1,663	$1,815	$2,104	$1,185	$882	$1,815	$2,104

Acquiring Fund (Pro Forma)
	If you sold your shares, you would pay:					If you held your shares, you would pay:
After:	Class A	Class B	Class C	Administrator Class	Institutional Class	Class B	Class C
1 Year	$541	$671	$271	$82	$54	$171	$171
3 Years	$745	$842	$542	$283	$198	$542	$542
5 Years	$967	$1,138	$938	$502	$355	$938	$938
10 Years	$1,603	$1,755	$2,047	$1,131	$810	$1,755	$2,047

The Target Fund and Acquiring Fund have each adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") for Class C shares. Under each Distribution Plan, Class C shares charge an annual fee of 0.75%. Each Fund also has a shareholder servicing fee of up to 0.25% for Class B, Class B, Class C and Administrator Class shares.

Portfolio Turnover. The Target Fund and Acquiring Fund pay transaction costs, such as commissions or dealer mark-ups, when each Fund buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect each Fund's performance. During the most recent fiscal year, the Target Fund's portfolio turnover rate was 51% of the average value of its portfolio and the Acquiring Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Fund Management Information

The following table identifies the manager, sub-adviser and portfolio manager(s) for the Acquiring Fund. Following completion of the Merger, Wells Capital Management Incorporated will serve as sub-adviser to the Acquiring Fund. Further information about the management of the Acquiring Fund can be found under the section entitled "Management of the Fund."

Wells Fargo High Yield Bond Fund
Adviser	Wells Fargo Funds Management, LLC
Sub-Adviser	Wells Capital Management Incorporated
Portfolio Managers, Title/Managed Since	Margaret D. Patel, Portfolio Manager / 2012

Tax Information

It is expected that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes. A receipt of an opinion substantially to that effect from Pepper Hamilton LLP, tax counsel to the Acquiring Fund, is a condition to the obligation of the Funds to consummate the Merger. As a tax-free reorganization, the Merger will not be taxable to the Acquiring Fund, the Target Fund or their shareholders for U.S. federal income tax purposes. Even though the Merger is expected to be tax-free, because the Merger will end the tax year of the Target Fund, the Merger may accelerate taxable distributions from the Target Fund to its shareholders.
The cost basis and holding period of the Target Fund shares will carry over to the shares of the Acquiring Fund you receive as a result of the Merger, in each case for U.S. federal income tax purposes. At any time prior to the consummation of the Merger, a shareholder may redeem shares, usually resulting in recognition of a gain or loss for U.S. federal income tax purposes to the redeeming shareholder if the shareholder holds the shares in a taxable account.
Following shareholder approval of the Merger but before the Closing Date, the Target Fund expects to sell a substantial portion of its portfolio securities in connection with repositioning its portfolio in anticipation of the Merger. These transactions will result in additional transaction costs to the Target Fund and may result in increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's basis in such assets. Any net realized capital gain from sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain distributions (to the extent of the excess of net long-term capital gain over net short-term capital loss) and/or ordinary dividends (to the extent of the excess of net short-term capital gain over net long-term capital loss) during or with respect to the year of sale (after reduction by any available capital loss carryforwards), and such distributions will be taxable to shareholders. This portfolio turnover would be in addition to the portfolio turnover that would be experienced by the Acquiring Fund following the Merger in connection with its normal investment operations. As of December 31, 2015, the Target Fund had net unrealized gains of $35 million.

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. The Target Fund may be presently entitled to significant net capital loss carryforwards for U.S. federal income tax purposes, as detailed in "Material U.S. Federal Income Tax Consequences of the Mergers." The Merger will cause the tax year of the Target Fund to close, which may result in an earlier expiration of net capital loss carryforwards than would otherwise occur.

Certain other U.S. federal income tax consequences are discussed below under "Material U.S. Federal Income Tax Consequences of the Mergers."

RISK DESCRIPTIONS

An investment in each Fund is subject to certain risks. There is no assurance that the return of a Fund will be positive or that a Fund will meet its investment objective. An investment in a Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates; is not insured, or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks, including possible loss of your original investment. Like most investments, your investment in a Fund could result in a loss of money. The following provides additional information regarding the various risks referenced in the section entitled "Merger Summary."

Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities (including precious metals), foreign currency, natural resources and other non-traditional investments, or following managed futures, event driven, global multi-asset, long-short, market neutral or other tactical investment strategies, may involve complex securities types or transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies. For example, investments in issuers that are principally engaged in real estate, including REITs, may subject a Fund to risks similar to those associated with direct ownership of real estate, such as changes in real estate values, property taxes, interest rates, adequacy of available financing and market conditions. In addition, prices of commodities, which include precious metals, may be significantly affected by various environmental, economic, financial and political factors, all of which may be unpredictable. Also, investments in global markets or securities that are denominated in foreign currencies give rise to foreign currency exposure. Foreign currencies may decline in value relative to the U.S. dollar and adversely affect the value of investments in foreign currencies and securities denominated in foreign currencies. In addition, following a long-short strategy typically involves an Underlying Fund's sale of a security that it does not own. If the price of the security sold short increases, the Underlying Fund would incur a loss; conversely, if the price declines, the Underlying Fund would realize a gain. Although the gain is limited by the price at which the security was sold short, a loss is potentially unlimited.

Convertible Securities Risk. A convertible security has characteristics of both equity and debt securities and, as a result, is exposed to risks that are typically associated with both types of securities. The market value of a convertible security tends to decline as interest rates increase but also tends to reflect changes in the market price of the common stock of the issuing company. A convertible security is also exposed to the risk that an issuer is unable to meet its obligation to make dividend or interest and principal payments when due as a result of changing financial or market conditions. In the event of a liquidation of the issuer, holders of a convertible security would generally be paid only after holders of any senior debt obligations. A Fund may be forced to convert a convertible security before it would otherwise choose to do so, which may decrease the Fund's return.

Credit Risk. The issuer or guarantor of a debt security may be unable or perceived to be unable to pay interest or repay principal when they become due. In these instances, the value of an investment could decline and the Fund could lose money. Credit risk increases as an issuer's credit quality declines.

Derivatives Risk. The use of derivatives, such as futures, options and swap agreements, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the derivatives' underlying assets, indexes or rates and the derivatives themselves, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund's return or as a substitute for a position or security, rather than solely to hedge (or mitigate) the risk of a position or security held by the Fund. The success of a derivative strategy will be affected by the portfolio manager's ability to assess and predict market or economic developments and their impact on the derivatives' underlying assets, indexes or rates and the derivatives themselves. Certain derivative instruments may become illiquid and, as a result, may be difficult to sell when the portfolio manager believes it would be appropriate to do so. Certain derivatives create leverage, which can magnify the impact of a decline in the value of their underlying assets, indexes or rates and increase the volatility of the Fund's net asset value. Certain derivatives (e.g., over-the-counter swaps) are also subject to the risk that the counterparty to the derivative contract will be unwilling or unable to fulfill its contractual obligations, which may cause a Fund to lose money, suffer delays or incur costs arising from holding or selling an underlying asset. Changes in laws or regulations may make the use of derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the use, value or performance of derivatives.

Emerging Markets Risk. Emerging market securities typically present even greater exposure to the risks described under "Foreign Investment Risk" and may be particularly sensitive to global economic conditions. For example, emerging market countries are typically more dependent on exports and are therefore more vulnerable to recessions in other countries. Emerging markets tend to have less developed legal and financial systems and a smaller market capitalization than markets in developed countries. Some emerging markets are subject to greater political instability. Additionally, emerging markets may have more volatile currencies and be more sensitive than developed markets to a variety of economic factors, including inflation. Emerging market securities are also typically less liquid than securities of developed countries and could be difficult to sell, particularly during a market downturn.

Foreign Investment Risk. Foreign investments may be subject to lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Foreign investments may involve exposure to changes in foreign currency exchange rates. Such changes may reduce the U.S. dollar value of the investments. Foreign investments may be subject to additional risks such as potentially higher withholding and other taxes, and may also be subject to greater trade settlement, custodial, and other operational risks than domestic investments. Certain foreign markets may also be characterized by less stringent investor protection and disclosure standards.

Futures Contracts Risk. A Fund that uses futures contracts, which are a type of derivative, is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts.

High Yield Securities Risk. High yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") have a much greater risk of default (or in the case of bonds currently in default, of not returning principal) and their values tend to be more volatile than higher-rated securities with similar maturities. Additionally, these securities tend to be less liquid and more difficult to value than higher-rated securities.

Interest Rate Risk. When interest rates rise, the value of debt securities tends to fall. The longer the terms of the debt securities held by a Fund, the more the Fund is subject to this risk. If interest rates decline, interest that the Fund is able to earn on its investments in debt securities may also decline, which could cause the Fund to reduce the dividends it pays to shareholders, but the value of those securities may increase. Some debt securities give the issuers the option to call, redeem or prepay the securities before their maturity dates. If an issuer calls, redeems or prepays a debt security during a time of declining interest rates, the Fund might have to reinvest the proceeds in a security offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the debt securities market, reduced liquidity for certain Fund investments and an increase in Fund redemptions. Interest rate changes and their impact on the Fund and its share price can be sudden and unpredictable.

Investment Style Risk. Securities of a particular investment style, such as a growth style or value style, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or in securities of a different investment style.

Loan Risk. Loans may be unrated, less liquid and more difficult to value than traditional debt securities. Loans may be made to finance highly leveraged corporate operations or acquisitions. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in financial, economic or market conditions. Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such loans in secondary markets. As a result, a Fund may be unable to sell loans at a desired time or price. If the Fund acquires only an assignment or a participation in a loan made by a third party, the Fund may not be able to control amendments, waivers or the exercise of any remedies that a lender would have under a direct loan and may assume liability as a lender.

Management Risk. Investment decisions, techniques, analyses or models implemented by a Fund's manager or sub-adviser in seeking to achieve the Fund's investment objective may not produce the returns expected, may cause the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

Market Risk. The values of, and/or the income generated by, securities held by a Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Security markets are volatile and may decline significantly in response to adverse issuer, regulatory, political, or economic developments. Different sectors of the market and different security types may react differently to such developments.

Options Risk. A Fund that purchases options, which are a type of derivative, is subject to the risk that gains, if any, realized on the position, will be less than the amount paid as premiums to the writer of the option. A Fund that writes options receives a premium that may be small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. A Fund that writes covered call options gives up the opportunity to profit from any price increase in the underlying security above the option exercise price while the option is in effect. Options may be more volatile than the underlying instruments. In addition, there may at times be an imperfect correlation between the movement in values of options and their underlying securities and there may at times not be a liquid secondary market for certain options.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than those of larger companies. Smaller companies may have no or relatively short operating histories, limited financial resources or may be newly public companies. Some of these companies have aggressive capital structures, including high debt levels, or are involved in rapidly growing or changing industries and/or new technologies.

Swaps Risk. Depending on their structure, swap agreements and options to enter into swap agreements ("swaptions"), both of which are types of derivatives, may increase or decrease a Fund's exposure to long- or short-term interest rates, foreign currency values, mortgage-backed securities, corporate borrowing rates, or credit events or other reference points such as security prices or inflation rates.

Underlying Funds Risk. The risks associated with a Fund include the risks related to each Underlying Fund in which the Fund invests. To the extent that an Underlying Fund actively trades its securities, the Fund will experience the consequences of a higher-than-average portfolio turnover rate, such as increased trading expenses and higher short-term capital gains. Investments in the Fund result in your incurring higher expenses than if you were to invest directly in the Underlying Funds in which the Fund invests.

MANAGEMENT OF THE FUNDS

The following provides additional information regarding the manager and sub-adviser of each Acquiring Fund as referenced in the section entitled "Merger Summary" and also provides expenses related to the operation of the Acquiring Funds.

Manager

Funds Management is the manager to each Acquiring Fund. The following are some key facts about Funds Management:

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Funds Management is a wholly owned subsidiary of Wells Fargo & Company, a publicly traded diversified financial services company that provides banking, insurance, investment, mortgage and consumer financial services.

■

Funds Management is a registered investment adviser that provides investment management services for registered mutual funds, closed-end funds and other funds and accounts.

■

Funds Management is located at 525 Market Street, San Francisco, California 94105, and Wells Fargo is located at 420 Montgomery Street, San Francisco, California 94163.

Sub-Adviser

Wells Capital Management Incorporated, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, located at 525 Market Street, San Francisco, California 94105, is the sub-adviser for each Acquiring Fund. Wells Capital is responsible for the day-to-day investment management activities of each Acquiring Fund. Wells Capital Management Incorporated is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals.

Investment Management and Sub-Advisory Fees

As compensation for the investment management services Funds Management provides to each Acquiring Fund, Funds Management is entitled to receive a monthly fee at the annual rates indicated below, as a percentage of the Acquiring Fund's average daily net assets.

Fund	Assets Under Management	Fee
Wells Fargo Small Cap Value Fund	First $500 million	0.850%
	Next $500 million	0.825%
	Next $1 billion	0.800%
	Next $1 billion	0.775%
	Next $1 billion	0.750%
	Next $1 billion	0.730%
	Next $5 billion	0.720%
	Over $10 billion	0.710%

Wells Fargo WealthBuilder Tactical Equity Portfolio	First $1 billion	0.250%
	Next $4 billion	0.225%
	Next $5 billion	0.190%
	Over $10 billion	0.180%

Wells Fargo High Yield Bond Fund	First $500 million	0.550%
	Next $500 million	0.525%
	Next $2 billion	0.500%
	Next $2 billion	0.475%
	Next $5 billion	0.440%
	Over $10 billion	0.430%

For providing sub-advisory services to each Acquiring Fund, Wells Capital Management is entitled to receive monthly fees at the annual rates indicated below, which are stated as a percentage of each Acquiring Fund's average daily net assets. Wells Capital Management is compensated for its services by Funds Management from the fees Funds Management receives for its services as investment manager to each Acquiring Fund.

Fund	Assets Under Management	Fee
Wells Fargo Small Cap Value Fund	First $100 million	0.550%
	Next $100 million	0.500%
	Over $200 million	0.400%

Wells Fargo WealthBuilder Tactical Equity Portfolio	All asset levels	0.150%

Wells Fargo High Yield Bond Fund	First $100 million	0.350%
	Next $200 million	0.300%
	Next $200 million	0.250%
	Over $500 million	0.200%

Prior to July 1, 2015, Funds Management provided advisory services to the Acquiring Funds pursuant to an investment advisory agreement ("Advisory Agreement"). Effective July 1, 2015, Funds Management provides investment management services to the Acquiring Funds pursuant to an investment management agreement (the "Management Agreement"), which combines the terms of the Advisory Agreement with the terms of the Funds' prior Amended and Restated Administration Agreement applicable to Fund-level administrative services. For each Fund's most recent fiscal year end, the aggregate of the advisory fees paid to Funds Management pursuant to the Advisory Agreement for the period of each Fund's fiscal year end as listed in the table below through June 30, 2015 and the investment management fees paid to Funds Management pursuant to the Management Agreement for the period July 1, 2015 through the end of each Fund's fiscal year end, net of any applicable waivers and reimbursements, were as follows:

Advisory/Investment Management Fees Paid

Fund/Fiscal Year or Period	Advisory/Investment Management Fees Paid
March 31, 2015
Wells Fargo Small Cap Value Fund	$15,785,353
May 31, 2015
Wells Fargo WealthBuilder Tactical Equity Portfolio	$390,131
August 31, 2015
Wells Fargo High Yield Bond Fund	$1,352,849

For a discussion regarding the basis for the approval of the Wells Fargo Small Cap Value Fund's Management Agreement by the Board, please see the shareholder report dated September 30, 2015.
For a discussion regarding the basis for the approval of the Wells Fargo WealthBuilder Tactical Equity Portfolio's Management Agreement by the Board, please see the shareholder report dated May 31, 2015.

For a discussion regarding the basis for the approval of the Wells Fargo High Yield Bond Fund's Management Agreement by the Board, please see the shareholder report dated August 31, 2015.

Multi-Manager Arrangement

The Acquiring Funds and Funds Management have obtained an exemptive order from the SEC that permits Funds Management, subject to Board approval, to select certain sub-advisers and enter into or amend sub-advisory agreements with them, without obtaining shareholder approval. The SEC order extends to sub-advisers that are not otherwise affiliated with Funds Management or an Acquiring Fund, as well as sub-advisers that are wholly-owned subsidiaries of Funds Management or of a company that wholly owns Funds Management ("Multi-Manager Sub-Advisers").

Pursuant to the order, Funds Management, with Board approval, may hire or replace Multi-Manager Sub-Advisers for a Fund. Funds Management, subject to Board oversight, has the responsibility to oversee Multi-Manager Sub-Advisers and to recommend their hiring, termination and replacement. If a new sub-adviser is hired for an Acquiring Fund pursuant to the order, the Acquiring Fund is required to notify shareholders within 90 days. The Acquiring Fund is not required to disclose the individual fees that Funds Management pays to a Multi-Manager Sub-Adviser.

ADDITIONAL INFORMATION REGARDING THE EXPENSES OF THE FUNDS

The Acquiring Funds pay Funds Management a class-level administrative fee. The class-level administrative fee is applied on a class-by-class basis and at rates that differ among classes. Funds Management provides or obtains transfer agency services for the Acquiring Funds as part of its class-level administrative service, and the administrative fee paid on a class-by-class basis is intended in part to compensate Funds Management for providing or obtaining those transfer agency services. Each Fund's SAI contains more information regarding the administration and transfer agency service fees borne by the Acquiring Funds.

Portfolio Managers

The following portfolio managers provide day-to-day portfolio management services to the Acquiring Funds.
WELLS FARGO SMALL CAP VALUE FUND

Erik C. Astheimer
 Mr. Astheimer joined Wells Capital Management or one of its predecessor firms in 2004, where he currently serves as a Senior Research Analyst and Co-Portfolio Manager on the Value Equity team.
I. Charles Rinaldi
 Mr. Rinaldi joined Wells Capital Management or one of its predecessor firms in 1997, where he currently serves as a Senior Portfolio Manager responsible for day-to-day management of its small and small/mid cap value strategies.
Michael Schneider, CFA
 Mr. Schneider joined Wells Capital Management in 2005, where he currently serves as a Senior Research Analyst and Co-Portfolio Manager for the Value Equity team.

WELLS FARGO WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Kandarp R. Acharya, CFA, FRM
 Mr. Acharya joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Acharya led the Advanced Analytics and Quantitative Research Group at Wells Fargo Wealth Management, where he also led the development and implementation of quantitative tactical allocation models as a member of the firm's Asset Allocation Committee.
Christian L. Chan, CFA
 Mr. Chan joined Wells Capital Management in 2013, where he currently serves as a Senior Portfolio Manager. Prior to joining Wells Capital Management, Mr. Chan was a Portfolio Manager at Wells Fargo Funds Management, LLC, where he managed several of the firm's asset allocation mutual funds and also served as the firm's Head of Investments.

 WELLS FARGO HIGH YIELD BOND FUND

Margaret D. Patel
 Ms. Patel joined Wells Capital Management or one of its predecessor firms in 2007, where she currently serves as a Managing Director and Senior Portfolio Manager.

Each Acquiring Fund's SAI contains additional information about the Acquiring Fund's portfolio manager(s), including other accounts managed, ownership of Acquiring Fund shares and elements of compensation.

MERGER INFORMATION

Board Considerations

At a regular Board meeting on February 17-18, 2016 (the "Meeting"), the Board of Trustees of the Wells Fargo Funds, all of the members of which are Independent Trustees, considered the proposed Mergers of Wells Fargo Small/Mid Cap Value Fund into Wells Fargo Small Cap Value Fund, Wells Fargo WealthBuilder Equity Portfolio into Wells Fargo WealthBuilder Tactical Equity Portfolio, and Wells Fargo High Income Fund into Wells Fargo High Yield Bond Fund. In advance of the Meeting, Funds Management provided extensive background materials and analyses to the Board. These materials included information on the investment objectives and principal investment strategies of the Target Funds and the Acquiring Funds, their comparative operating expense ratios, asset size, risk profile and investment performance, and analyses of certain tax information, transaction cost information and projected benefits of the Mergers. Representatives of Funds Management presented these materials and responded to questions at the Meeting.

After reviewing and discussing these materials and analyses with management, with legal advisors and among the Board members themselves, the Board unanimously approved the Plan for the Mergers. In its deliberations, the Board recognized that some of the projected benefits of the Plan would accrue to Funds Management and its affiliates rather than the shareholders of each participating Fund. In this regard, the Board noted that Funds Management and its affiliates are likely to benefit from the elimination of duplicative expenses and other cost savings resulting from the consolidation of similar Funds. The Board recognized these benefits in the context of focusing on Fund shareholder benefits and evaluating the Plan overall, and determined that participating in the Merger of each Target Fund into its corresponding Acquiring Fund would be in the best interests of each participating Fund. The Board further determined that the interests of shareholders of each participating Fund would not be diluted as a result of its respective Merger. In approving the Plan, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Accordingly, the Board unanimously recommends that shareholders of each Target Fund vote to approve their respective Merger for the following reasons:

OVERALL PRODUCT LINE AND FUND VIABILITY

The Board noted that the Mergers are intended to combine funds with identical investment objectives and similar principal investment strategies. By combining compatible funds, the Wells Fargo Funds complex and their service providers are able to take steps towards more effectively concentrating management, distribution and other resources, thereby eliminating duplicative costs and potentially improving shareholder returns. The Board determined that the elimination of duplicative costs and the spreading of certain costs across a larger asset base may benefit shareholders of a combined Acquiring Fund over time by facilitating potential reductions in operating expense ratios.

The Mergers are expected to benefit shareholders of the participating Funds through increased potential for economies of scale and product viability. Funds Management considered various alternatives with respect to the management and viability of the participating Funds, including liquidation before determining to recommend the Mergers.

PORTFOLIO MANAGEMENT

The Board considered the principal investment strategy similarities and differences described under Specific Considerations, below, and determined that the principal investment strategies of each Acquiring Fund are similar enough to those of its corresponding Target Fund to allow shareholders to continue to own a fund with similar attributes. To the extent the principal investment strategies of an Acquiring Fund differ from those of its corresponding Target Fund, as described in the section entitled "Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Investment Objective and Strategy Comparison" above and under Specific Considerations, below, the Board considered those differences as part of its overall determination that participating in the Merger would be in the best interests of the Target Fund. The Board also received information about the portfolio managers who manage the Acquiring Funds and was satisfied as to the nature and quality of advisory services provided for the benefit of each Acquiring Fund.

GREATER POTENTIAL ECONOMIES OF SCALE IN THE FUTURE

The Board also considered that each Target Fund and its corresponding Acquiring Fund may benefit from the potential for greater economies of scale in the future by combining into a single fund that would have a larger asset base, and that is expected to have greater potential for asset growth, following the Merger.

COMPATIBLE OBJECTIVES AND INVESTMENT STRATEGIES

As discussed further under Specific Considerations, below, and in the section entitled "Merger Summary - Investment Objective and Strategy Comparison," above, each Acquiring Fund and its corresponding Target Fund have identical investment objectives and similar principal investment strategies. The Board considered the holdings of each Target Fund and its corresponding Acquiring Fund and noted the degree of overlap of their respective portfolios. The Board recognized that the Target Funds will bear transaction costs and may realize capital gains or losses for tax purposes in connection with transitioning their portfolios to more closely resemble the portfolio of its corresponding Acquiring Fund. The Board considered management's representation that the Mergers are not expected to significantly alter the risk/potential return profile of any Target Fund shareholder's investment, as the principal risks of each Target Fund and its corresponding Acquiring Fund are substantially similar, although not identical.

COMPARATIVE PERFORMANCE

The Board also reviewed the absolute performance of each Target Fund and its corresponding Acquiring Fund, as well as their performance compared to a relevant universe of comparable funds identified by an independent data provider. The Board noted that each Acquiring Fund has achieved comparable or better investment performance returns than its corresponding Target Fund over the various time periods under review, except that the performance for the Class A shares of the Wells Fargo Small Cap Value Fund was lower than the performance for the Wells Fargo Small/Mid Cap Value Fund for the one-year period ended December 31, 2015. Shareholders should consult the chart in the section entitled "Merger Summary - Fund Performance Comparison" for more detailed performance information. Of course, past performance is not predictive of future results.

GROSS AND NET OPERATING EXPENSE RATIOS OF THE FUNDS

The Board noted that the pro forma gross operating expense ratio for each share class of the Acquiring Funds would be lower than that of the corresponding share class of the Target Fund based on fee information for the six months ended December 31, 2015. The Board also considered that the pro forma net operating expense ratio of each share class of the Acquiring Funds is equal to or lower than that of the corresponding share class of the Target Funds, taking into account fee waiver and expense reimbursement commitments by Funds Management. The Board noted that Funds Management has agreed to maintain the net operating expense ratio caps until July 31, 2017 for the Small Cap Value Fund, September 30, 2017 for the WealthBuilder Tactical Equity Portfolio and December 31, 2017 for the High Yield Bond Fund, and that, thereafter, the caps cannot be raised without Board approval. Thus, Target Fund and Acquiring Fund shareholders will not experience an increase in their net operating expense ratios above the applicable expense caps until such dates at the earliest. Shareholders should consult the section entitled "Merger Summary - Shareholder Fee and Fund Expense Comparison" for more detailed gross and net operating expense ratio information.

EXPECTED TAX-FREE CONVERSION OF THE TARGET FUND SHARES

The Board also considered the expectation that each Merger will be treated as a "reorganization" for U.S. federal income tax purposes. If, prior to a Merger, a Target Fund shareholder holding shares in a taxable account redeems the Target Fund shares in order to invest the proceeds in another fund or other investment product, the shareholder generally would recognize gain or loss for U.S. federal income tax purposes upon the redemption of the shares. By contrast, by participating in a Merger, it is expected that: (1) Target Fund shareholders will not recognize a taxable gain or a loss on the exchange of Target Fund shares for shares of the same or a comparable class of the corresponding Acquiring Fund; (2) shareholders will have the same tax basis in Acquiring Fund shares as in Target Fund shares; and (3) assuming that shareholders hold Target Fund shares as a capital asset, the holding period for the Acquiring Fund shares will include the period for which the shareholder held Target Fund shares. Shareholders of a Target Fund participating in a Merger will continue to have the right to redeem any or all shares at net asset value, net of any applicable contingent deferred sales charges, at any time; a shareholder who exercises such right to redeem shares from a taxable account generally would recognize a gain or loss for U.S. federal income tax purposes.

Target Fund shareholders should review the sections entitled "Merger Summary (Objectives, Strategies, Risks, Performance, Expense, Management and Tax Information) - Tax Information" and "Merger Information - Material U.S. Federal Income Tax Consequences of the Mergers" for a more detailed description of the material U.S. federal income tax consequences in anticipation of and in connection with the Mergers. An explanation of the tax consequences of a shareholder's decision to redeem shares of a Target Fund prior to the consummation of a Merger can be found in the section entitled "Merger Summary - Tax Information,"" for such Merger. The Board considered the post-Merger federal income tax consequences outlined by Funds Management in Funds Management's analyses of capital loss carryforwards potentially available to offset future capital gains of the Target Funds and the Acquiring Funds. The Board also considered potential limitations on the use of tax losses of certain of the Target Funds and/or the Acquiring Funds as result of the Mergers. The Board further noted that the Mergers are expected to qualify as tax-free "reorganizations" for U.S. federal income tax purposes and that receipt of an opinion substantially to that effect from tax counsel to the Acquiring Funds is a condition to the obligation of the Funds to consummate the Mergers.

EXPENSES OF THE MERGERS

The Board was advised that Funds Management or one of its affiliates has agreed to bear all expenses incurred in connection with the Mergers (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with or in anticipation of the Mergers), whether or not the Mergers are consummated.

Ultimately, in the exercise of its business judgment, the Board determined that participating in the Mergers would be in the best interests of the participating Funds.
Specific Considerations

The Board also considered certain factors specific to each Merger in concluding that participating in the proposed Merger would be in the best interests of each respective Target Fund. Some of the specific factors that the Board considered for each Merger are detailed below.

Merger of Wells Fargo Small/Mid Cap Value Fund into Wells Fargo Small Cap Value Fund

The Board considered the shareholder benefits of combining funds that have identical investment objectives, identical principal risks and substantially similar principal investment strategies. The Board noted that each Fund may invest up to 30% of its total assets in equity securities of foreign issuers, including ADRs and similar investments, as part of its principal investment strategies. The Board also noted that one of the differences between the Funds' investment strategies is that the Wells Fargo Small/Mid Cap Value Fund has a policy of investing at least 80% of its net assets in equity securities of small- to medium-capitalization companies, whereas the Wells Fargo Small Cap Value Fund has a policy of investing at least 80% of its net assets in equity securities of small-capitalization companies, although the Board further noted that both Funds define such companies as companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The Board noted that the portfolio managers for both Funds are identical.

In considering the Merger, the Board noted that the Merger was an opportunity to consolidate the Wells Fargo Small/Mid Cap Value Fund, which has a small asset base and limited marketability, with a larger fund. The Board considered that the Wells Fargo Small Cap Value Fund has a longer investment performance record and a larger asset base than the Wells Fargo Small/Mid Cap Value Fund. The Board also considered that the Wells Fargo Small/Mid Cap Value Fund and the Wells Fargo Small Cap Value Fund were measured against different performance benchmarks and that the Wells Fargo Small Cap Value Fund achieved better investment performance returns than the Well Fargo Small/Mid Cap Value Fund over the various time periods under review, except that the performance of the Class A shares of the Wells Fargo Small Cap Value Fund was lower than the performance of the Wells Fargo Small/Mid Cap Value Fund for the one-year period ended December 31, 2015. The Board noted that the Wells Fargo Small Cap Value Fund had a lower portfolio turnover rate than the Wells Fargo Small/Mid Cap Value Fund for the fiscal year ended March 31, 2015, and that the Wells Fargo Small Cap Value Fund typically has more portfolio holdings than does the Wells Fargo Small/Mid Cap Value Fund.

In addition, the Board considered that, although the pro forma investment management fee breakpoint schedule includes investment management fees higher than those included in the investment management fee schedule for the Wells Fargo Small/Mid Cap Value Fund, the shareholders of the Wells Fargo Small/Mid Cap Value Fund would enjoy a decrease in net operating expense ratios because of Funds Management's commitment to waive fees and/or reimburse expenses as described above. The Board noted that, based on information obtained from an independent data provider, the pro forma net operating expense ratios of the Wells Fargo Small Cap Value Fund would be consistent with or below peer medians.

Merger of Wells Fargo WealthBuilder Equity Portfolio into Wells Fargo WealthBuilder Tactical Equity Portfolio
The Board considered the shareholder benefits of combining funds that have identical investment objectives and performance benchmarks, the same advisory and sub-advisory fee schedules, and similar principal investment strategies. The Board noted that each Fund is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. The Board further noted that each Fund invests at least 80% of its net assets in equity securities (through investments in Underlying Funds). The Board also noted that the Wells Fargo WealthBuilder Tactical Equity Portfolio makes tactical allocations among various Underlying Funds and employs both quantitative analysis and qualitative judgments in doing so, may implement changes to effective allocations with index futures contracts or by buying and selling Underlying Funds, or both, and may invest up to 10% of the Fund's net assets in bond or alternative-style asset classes (through investment in Underlying Funds), while the WealthBuilder Equity Portfolio does not employ similar strategies. The Board noted, on the other hand, that the Wells Fargo WealthBuilder Equity Portfolio's allocation across equity styles remains constant. The Board also noted that the portfolio managers for both Funds are identical.

The Board considered that the Funds commenced operations on the same day and that the Wells Fargo WealthBuilder Tactical Equity Portfolio is larger than the Wells Fargo WealthBuilder Equity Portfolio. The Board also considered that the Funds had comparable investment performance over the various time periods under review. The Board noted that the Wells Fargo WealthBuilder Equity Portfolio had a slightly lower portfolio turnover rate than the Wells Fargo WealthBuilder Tactical Equity Portfolio for the fiscal year ended May 31, 2015.

In addition, the Board considered that the shareholders of the Wells Fargo WealthBuilder Equity Portfolio would enjoy a slight decrease in the net operating expense ratio because of Funds Management's commitment to waive fees and/or reimburse expenses as described above. The Board noted that, based on information obtained from an independent data provider, the pro forma net operating expense ratio of the Wells Fargo WealthBuilder Tactical Equity Portfolio would be above the peer median.

Merger of Wells Fargo High Income Fund into Wells Fargo High Yield Bond Fund

The Board considered the shareholder benefits of combining funds that have identical investment objectives, the same advisory and sub-advisory fee schedules, and similar principal investment strategies. The Board noted that the Wells Fargo High Income Fund normally invests at least 80% of the Fund's net assets in corporate debt securities that are below-investment-grade, while the Wells Fargo High Yield Bond Fund invests at least 80% of the Fund's net assets in debt securities that are below investment-grade. The Board also noted that the Wells Fargo High Income Fund invests up to 30% of the Fund's total assets in U.S. dollar-denominated debt securities of foreign issuers; up to 20% of the Fund's total assets in equities and convertible debt securities; and up to 10% of the Fund's total assets in debt securities that are in default at the time of purchase; while investing in foreign securities, convertible debt securities and debt securities that are in default at the time of purchase are not principal investment strategies of the Wells Fargo High Yield Bond Fund. The Board further noted that the Funds have different portfolio managers.

In considering the Merger, the Board noted that the Merger was an opportunity to consolidate competing products within the Wells Fargo Funds complex. The Board considered that the Wells Fargo High Income Fund has a larger asset base than the Wells Fargo High Yield Bond Fund. The Board also considered that the Wells Fargo High Income Fund and the Wells Fargo High Yield Bond Fund were measured against different performance benchmarks and that the Wells Fargo High Yield Bond Fund achieved better investment performance returns than the Well Fargo High Income Fund over the various time periods under review. The Board noted that the Wells Fargo High Income Fund had a lower portfolio turnover rate than the Wells Fargo High Yield Bond Fund for the fiscal year ended August 31, 2015, and that the Wells Fargo High Income Fund typically has more portfolio holdings than does the Wells Fargo High Yield Bond Fund.

In addition, the Board considered that the shareholders of the Wells Fargo High Income Fund would enjoy the same or a decrease in net operating expense ratios because of Funds Management's commitment to waive fees and/or reimburse expenses as described above. The Board noted that, based on information obtained from an independent data provider, the pro forma net operating expense ratios of the Wells Fargo High Yield Bond Fund would be below peer medians.

Agreement and Plan of Reorganization

The following summary of the Plan is qualified in its entirety by reference to Exhibit A attached hereto.

The Plan provides that each Acquiring Fund will acquire all of the assets of the corresponding Target Fund in exchange for shares of equal value of the Acquiring Fund (measured on the business day immediately preceding the Merger) and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, at 10:00 a.m. Pacific Time on a particular Merger date (the "Effective Time").

The number of full and fractional shares of each class of an Acquiring Fund to be received by each class of its corresponding Target Fund will be determined by dividing the value of assets net of known liabilities attributable to the Target Fund class by the net asset value ("NAV") of one share of the applicable Acquiring Fund class. The Plan specifies that the method of determining the value of the assets net of liabilities and the NAV of each class of the Acquiring Fund shall be the same method used in determining the NAV of the Acquiring Fund in the ordinary course. The valuation will be conducted on the business day immediately preceding the Effective Time or upon such other date as the parties may agree, as of the last time that the Acquiring Fund ordinarily calculates its NAV, or as of such other time as the parties may agree (the "Valuation Date").

Prior to the Closing Date, each Target Fund will declare a distribution which, together with all previous distributions, shall have the effect of distributing to the Target Fund's shareholders (in shares of the Target Fund, or in cash, as the shareholder has previously elected) substantially all of the Target Fund's undistributed investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable periods ending on or prior to the Closing Date, and all of its undistributed net capital gain realized in all taxable periods ending on or prior to the Closing Date (after reduction by any available capital loss carryforwards).

At the Effective Time or as soon as reasonably practicable thereafter, each Target Fund will liquidate and distribute pro rata to the Target Fund shareholders of record of each class as of the close of business on the Valuation Date the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund based on the shares of the Target Fund class owned by such shareholders. After these distributions and the winding up of its affairs, the Target Fund will be terminated as a series of the Trust in accordance with applicable law and its Amended and Restated Declaration of Trust ("Declaration of Trust").

A majority of the Board may terminate the Plan on behalf of any Target Fund or Acquiring Fund under certain circumstances. In addition, completion of a Merger is subject to numerous conditions set forth in the Plan, including approval by Target Fund shareholders, the accuracy of various representations and warranties, and receipt of a tax opinion generally to the effect that the Merger will qualify as a tax-free "reorganization" for U.S. federal income tax purposes.

Whether or not the Merger is consummated, Funds Management or one of its affiliates will pay all expenses incurred by each Target Fund and Acquiring Fund in connection with the Mergers (including the cost of any proxy solicitor), except portfolio transaction costs incurred in purchasing or disposing of securities. If a Target Fund's shareholders do not approve the Merger, the Board on behalf of the Target Fund may consider other possible courses of action with respect to the Target Fund, including, without limitation, a merger with another fund or a liquidation of the Target Fund.

Material U.S. Federal Income Tax Consequences of the Mergers

The following discussion summarizes certain material U.S. federal income tax consequences of the Mergers, including an investment in Acquiring Fund shares, that are applicable to you as a Target Fund shareholder. It is based on the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), applicable U.S. Treasury regulations, judicial authority and administrative rulings and practice, all as of the date of this prospectus/proxy statement and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local or foreign tax consequences of the Mergers or of holding Acquiring Fund shares. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a shareholder who holds Target Fund shares as part of a hedge, straddle or conversion transaction; a person who does not hold Target Fund shares as capital asset at the time of the Mergers; a holder of Target Fund shares through a tax-deferred account; an entity taxable as a partnership for U.S. federal income tax purposes; or an investor in such an entity.
We have not requested and will not request an advance ruling from the Internal Revenue Service ("IRS") as to the U.S. federal income tax consequences of the Mergers or any related transaction. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. You are urged to consult with your own tax advisers and financial planners as to the particular tax consequences to you of the Merger of your Target Fund and of holding Acquiring Fund shares, including the applicability and effect of any state, local or foreign laws and the effect of possible changes in applicable tax laws.

Qualification of each Merger as Tax-Free "Reorganization" Under the Internal Revenue Code

The obligation of the Funds to consummate each Merger is contingent upon their receipt of an opinion from Pepper Hamilton LLP, special tax counsel to the Funds, generally to the effect that the Merger will qualify as a "reorganization" under Section 368(a) of the Internal Revenue Code , and therefore generally:

1.

no gain or loss will be recognized by the Acquiring Fund upon receipt of the Target Fund's assets in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund;

2.

the Acquiring Fund's tax basis in the assets of the Target Fund transferred to the Acquiring Fund in the Merger will be the same as the Target Fund's tax basis in the assets immediately prior to the transfer;

3.

the Acquiring Fund's holding periods for the assets of the Target Fund will include the periods during which such assets were held by the Target Fund;

4.

no gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund's assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, or upon distribution of Acquiring Fund shares by the Target Fund to its shareholders in liquidation;

5.

no gain or loss will be recognized by the Target Fund's shareholders upon the exchange of their Target Fund shares for Acquiring Fund shares;

6.

the aggregate tax basis of Acquiring Fund shares a Target Fund shareholder receives in connection with the Merger will be the same as the tax basis of his or her Target Fund shares exchanged therefor;

7.

a Target Fund shareholder's holding period for his or her Acquiring Fund shares will include the period for which he or she held the Target Fund shares exchanged therefor, provided such Target Fund shareholder held such Target Fund Shares as a capital asset; and

8.

the Acquiring Fund will succeed to, and take into account the items of the Target Fund described in Section 381(c) of the Internal Revenue Code, for example, capital loss carryforwards and methods of accounting, subject to the conditions and limitations specified in the Internal Revenue Code and the U.S. Treasury regulations thereunder.

The tax opinion described above will be based on then-existing law, will be subject to certain assumptions, qualifications and exclusions and will be based in part on the truth and accuracy of certain representations by us on behalf of the Acquiring Funds and the Target Funds.

Status as a Regulated Investment Company

Since its formation, each Fund has elected and believes it has qualified to be treated as a separate "regulated investment company," or "RIC," under Subchapter M of the Internal Revenue Code. Accordingly, each Fund believes that it has been, and expects to continue to be, relieved of U.S. federal income tax liability to the extent that it makes distributions of its income and gains to its shareholders.

Distribution of Income and Gains

A portion of the securities held by your Target Fund may be disposed of prior to the Merger. If a portion of the securities held by your Target Fund are disposed of prior to the Merger, it could result in additional portfolio transaction costs to the Target Fund and increased taxable distributions to shareholders of the Target Fund. The actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Fund's tax basis in such assets. Any capital gains recognized on a net basis in any such sales that occur prior to the Merger will be distributed to the Target Fund's shareholders as capital gain dividends (to the extent of net capital gain) and/or ordinary dividends (to the extent of net short-term capital gain) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

Additionally, your Target Fund's taxable year will end as a result of the Merger, which will accelerate any distributions to shareholders from the Target Fund for its short taxable year ending on the date of the Merger. Prior to the Merger, the Target Fund will declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain, including capital gains on any securities disposed of in connection with the Merger. Such distributions will be made to such shareholders before or after the Merger. A Target Fund shareholder will be required to include any such distributions in his or her taxable income for the taxable year in which such shareholder receives the distributions. This may result in the recognition of income that could have been deferred or never realized had the Merger not occurred.

Tax Attributes of the Combined Funds: Utilization of Loss Carryforwards and Unrealized Losses

For net capital losses realized in taxable years beginning before January 1, 2011, U.S. federal income tax law permits RICs to carry forward a net capital loss to offset its capital gain, if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carry forward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund's net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund's next taxable year and the excess of a Fund's net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to shareholders. The Funds cannot carry back or carry forward any net operating losses.

Your Target Fund may be entitled to significant capital loss carryforwards for U.S. federal income tax purposes, as further detailed below. Your Merger will cause the tax year of your Target Fund to close, resulting in an earlier expiration of capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 than would otherwise occur. In addition, the Mergers are expected to result in a limitation on the ability of an Acquiring Fund to use any capital loss carryforwards and, potentially, any unrealized capital losses (once realized) inherent in the tax basis of the assets of the Acquiring Fund or the corresponding Target Fund (the "Limited Fund"). These limitations, pursuant to Section 382 of the Internal Revenue Code, are imposed on an annual basis. Losses in excess of the limitation may be carried forward, subject to the overall eight-year limitation, for capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011. The Section 382 limitation generally will equal the product of the net asset value of the Limited Fund immediately prior to your Merger and the "long-term tax-exempt rate," published by the IRS, in effect at such time. As of April 2016, the applicable long-term tax-exempt rate is 2.53%. No assurance can be given as to what long-term tax-exempt rate will be in effect at the time of your Merger. In certain instances, under Section 384 of the Internal Revenue Code, your Acquiring Fund will also be prohibited from using the Target Fund's capital loss carryforwards and unrealized losses (once realized) against the unrealized gains of the Acquiring Fund immediately prior to the Merger, or vice-versa, to the extent such gains are realized within five years following the Merger. While the ability to absorb losses in the future depends upon a variety of factors that cannot be known in advance, because capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 expire eight taxable years following realization, including the short taxable year resulting from a Merger, substantially all of a Fund's capital loss carryforwards attributable to net capital losses realized in taxable years beginning before January 1, 2011 may become permanently unavailable where the limitation applies. Even if capital loss carryforwards or unrealized losses (once realized) can be used, the tax benefit resulting from those losses may be delayed and will be shared by both the Target Fund and Acquiring Fund shareholders following a Merger. Therefore, Target Fund shareholders may pay more taxes, or pay taxes sooner, than such shareholder otherwise would have paid if the Mergers did not occur.

In general, the limitation under Section 382 will apply to capital loss carryforwards and unrealized losses (once realized) of a Fund when its shareholders will hold less than 50% of the outstanding shares of an Acquiring Fund immediately following a Merger. Accordingly, it is expected that the limitation will apply to any losses of the Wells Fargo Small/Mid Cap Value Fund, the Wells Fargo WealthBuilder Equity Portfolio and the Wells Fargo High Income Fund. Even if a Merger does not result in the limitation on the use of a Fund's losses, future transactions by an Acquiring Fund may do so.

As of December 31, 2015, for U.S. federal income tax purposes, the Wells Fargo Small/Mid Cap Value Fund, the Wells Fargo WealthBuilder Equity Portfolio and the Wells Fargo High Income Fund had capital loss carryforwards of approximately $0, $5.9 million and $31.8 million, respectively, equal to approximately 0%, 4.3% and 8.9%, respectively, of their assets, and each such Fund had net unrealized gains. These figures are likely to change by the date of the Mergers and do not reflect the impact of the Mergers, including, in particular, the application of these loss limitation rules.

Finally, in addition to the other limitations on the use of losses, Section 381 of the Internal Revenue Code prescribes that, for the taxable year of the Mergers, only that percentage of an Acquiring Fund's capital gain net income for such taxable year (excluding capital loss carryforwards) equal to the percentage of its year that remains following a Merger can be reduced by a Target Fund's capital loss carryforwards (as otherwise limited under Sections 382 and 384 of the Internal Revenue Code, as described above).

In addition, a Fund's capital loss carryovers and unrealized losses, once realized, may be subject to limitation in the hands of the combined Fund after a Merger under various provisions of the Internal Revenue Code. Even if a Merger does not result in the limitation on the use of a Fund's losses, prior or future transactions by a Fund may have done or do so.
U.S. Federal Income Taxation of an Investment in an Acquiring Fund
The following discussion summarizes certain material U.S. federal income tax consequences of an investment in an Acquiring Fund. This discussion is not intended as a substitute for careful tax planning. You should consult your tax adviser about your specific tax situation. Please see the prospectuses and statements of additional information for the Acquiring Funds for additional U.S. federal income tax information.
Qualification as a Regulated Investment Company. It is intended that each Acquiring Fund will continue to qualify for treatment as a RIC under Subchapter M of Chapter 1, Subtitle A of the Internal Revenue Code. Each Acquiring Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Internal Revenue Code applicable to RICs generally will apply separately to each Acquiring Fund even though each Acquiring Fund is a series of the Acquiring Trust. Furthermore, each Acquiring Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.
In order to qualify as a RIC under the Internal Revenue Code, each Acquiring Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Internal Revenue Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to an Acquiring Fund's principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the Acquiring Fund.
Each Acquiring Fund must also diversify its holdings so that, at the end of each quarter of an Acquiring Fund's taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of an Acquiring Fund's total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of an Acquiring Fund's total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers an Acquiring Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement described in clause (i)(B), the term "outstanding voting securities of such issuer" includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to an Acquiring Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.
If an Acquiring Fund fails to satisfy any of the qualifying income and diversification requirements in any taxable year, such Acquiring Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement(s). Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Acquiring Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Acquiring Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Acquiring Fund generally must distribute to its shareholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss. If an Acquiring Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. For this purpose, an Acquiring Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, an Acquiring Fund may make the distributions in the following taxable year. Shareholders generally are taxed on any distributions from an Acquiring Fund in the year they are actually distributed. However, if an Acquiring Fund declares a distribution to shareholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Acquiring Fund and its shareholders will be treated as if the Acquiring Fund paid the distribution on December 31 of the first year. Each Acquiring Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that an Acquiring Fund will not be subject to U.S. federal income taxation.
Moreover, an Acquiring Fund may retain for investment all or a portion of its net capital gain. If an Acquiring Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Acquiring Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of an Acquiring Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the shareholder's gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. An Acquiring Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
If, for any taxable year, an Acquiring Fund fails to qualify as a RIC and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to shareholders, and all distributions from such Acquiring Fund's current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its shareholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, an Acquiring Fund may be required to distribute to its shareholders its earnings and profits attributable to non RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Acquiring Fund to the IRS. In addition, if an Acquiring Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Acquiring Fund generally will be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Acquiring Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting. An Acquiring Fund may use the so-called "equalization method" of accounting to allocate a portion of its "earnings and profits," which generally equals the Acquiring Fund's undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits an Acquiring Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect an Acquiring Fund's total returns, it may reduce the amount that an Acquiring Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Acquiring Fund shares on Acquiring Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization methods used by the Acquiring Funds, and thus the Acquiring Funds' use of these methods may be subject to IRS scrutiny.

For a description of an Acquiring Fund's ability to use capital loss carryovers, see "Tax Attributes of the Combined Funds: Utilization of Capital Loss Carryovers and Unrealized Losses" above.

Excise Tax. If an Acquiring Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Acquiring Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, an Acquiring Fund will be treated as having distributed any amount on which it is subject to corporate-level U.S. federal income tax for the taxable year ending within the calendar year. Each Acquiring Fund generally intends to actually distribute or be deemed to have distributed substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that an Acquiring Fund will not be subject to the excise tax. Moreover, the Acquiring Funds reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by an Acquiring Fund is determined to be de minimis).

Taxation of Acquiring Fund Investments. In general, realized gains or losses on the sale of securities held by an Acquiring Fund will be treated as capital gains or losses, and long-term capital gains or losses if an Acquiring Fund has held the disposed securities for more than one year at the time of disposition.

If an Acquiring Fund purchases a debt obligation with original issue discount ("OID") (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes "payment-in-kind" or "PIK" bonds, an Acquiring Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if an Acquiring Fund purchases a debt obligation with market discount (generally, a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any accrued OID)), the Acquiring Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Acquiring Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. Each Acquiring Fund generally will be required to make distributions to shareholders representing the OID or market discount income on debt obligations that is currently includible in its income, even though the cash representing such income may not have been received by the Acquiring Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by an Acquiring Fund which the Acquiring Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Acquiring Fund.
If an Acquiring Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Acquiring Fund. U.S. federal income tax rules are not entirely clear about issues such as when an Acquiring Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by an Acquiring Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by an Acquiring Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Acquiring Fund of the option from its holder, the Acquiring Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Acquiring Fund in the closing transaction. Some capital losses realized by an Acquiring Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a "straddle," discussed below. If securities are sold by an Acquiring Fund pursuant to the exercise of a covered call option granted by it, the Acquiring Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by an Acquiring Fund pursuant to the exercise of a put option granted by it, the Acquiring Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity listed options in which an Acquiring Fund invests will be deemed "Section 1256 contracts." Each Acquiring Fund will be required to "mark to market" any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the "mark-to-market" rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require an Acquiring Fund to recognize income or gains without a concurrent receipt of cash.

Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the "60%/40%" rule and may require an Acquiring Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by an Acquiring Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Internal Revenue Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Acquiring Fund's income. Under future U.S. Treasury regulations, any such transactions that are not directly related to an Acquiring Fund's investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Acquiring Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds an Acquiring Fund's investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Acquiring Fund or its shareholders in future years.

Offsetting positions held by an Acquiring Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Internal Revenue Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Internal Revenue Code, described above. If an Acquiring Fund is treated as entering into a "straddle" and at least one (but not all) of the Acquiring Fund's positions in derivative contracts comprising a part of such straddle is governed by Section 1256 then such straddle could be characterized as a "mixed straddle." An Acquiring Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to an Acquiring Fund may differ. Generally, to the extent the straddle rules apply to positions established by an Acquiring Fund, losses realized by the Acquiring Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, an Acquiring Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of the straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where an Acquiring Fund had not engaged in such transactions.

If an Acquiring Fund enters into a "constructive sale" of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Acquiring Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when an Acquiring Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon an Acquiring Fund's holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon an Acquiring Fund's holding period in the position and the application of various loss deferral provisions in the Internal Revenue Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of an Acquiring Fund's taxable year and the Acquiring Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain an Acquiring Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Internal Revenue Code's rules. The amount of long-term capital gain is limited to the amount of such gain an Acquiring Fund would have had if the Acquiring Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, an Acquiring Fund's transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Acquiring Fund, defer losses to the Acquiring Fund, cause adjustments to the holding periods of the Acquiring Fund's securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects, particularly in light of an IRS revenue ruling that held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC. Accordingly, while each Acquiring Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of an Acquiring Fund as a RIC might be jeopardized. Certain requirements that must be met under the Internal Revenue Code in order for an Acquiring Fund to qualify as a RIC may limit the extent to which an Acquiring Fund will be able to engage in derivatives transactions.

Each Acquiring Fund may invest in real estate investment trusts ("REITs"). Investments in REIT equity securities may require an Acquiring Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, an Acquiring Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. An Acquiring Fund's investments in REIT equity securities may at other times result in the Acquiring Fund's receipt of cash in excess of the REIT's earnings; if the Acquiring Fund distributes these amounts, these distributions could constitute a return of capital to Acquiring Fund shareholders for U.S. federal income tax purposes. Dividends received by an Acquiring Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction available to corporate shareholders.

An Acquiring Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits ("REMICs") or in other interests that may be treated as taxable mortgage pools ("TMPs") for U.S. federal income tax purposes. Under IRS guidance, an Acquiring Fund must allocate "excess inclusion income" received directly or indirectly from REMIC residual interests or TMPs to its shareholders in proportion to dividends paid to such shareholders, with the same consequences as if the shareholders had invested in the REMIC residual interests or TMPs directly.
In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and other qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Internal Revenue Code) is a record holder of a share in an Acquiring Fund, then the Acquiring Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal corporate income tax rate. To the extent permitted under the 1940 Act, an Acquiring Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such shareholder's distributions for the year by the amount of the tax that relates to such shareholder's interest in the Acquiring Fund. None of the Acquiring Funds has yet determined whether such an election will be made.

"Passive foreign investment companies" ("PFICs") are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If an Acquiring Fund acquires any equity interest in a PFIC, the Acquiring Fund could be subject to U.S. federal income tax and interest charges on "excess distributions" received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Acquiring Fund is timely distributed to its shareholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

An Acquiring Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require an Acquiring Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. An Acquiring Fund may attempt to limit and/or manage its holdings in PFICs to minimize its tax liability or maximize its returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, an Acquiring Fund may incur the tax and interest charges described above in some instances. Dividends paid by an Acquiring Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

In addition to the investments described above, prospective shareholders should be aware that other investments made by an Acquiring Fund may involve complex tax rules that may result in income or gain recognition by the Acquiring Fund without corresponding current cash receipts. Although an Acquiring Fund seeks to avoid significant non-cash income, such non-cash income could be recognized by the Acquiring Fund, in which case the Acquiring Fund may have to distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, an Acquiring Fund could be required at times to liquidate investments prematurely in order to satisfy its minimum distribution requirements.

Taxation of Distributions. Distributions paid out of an Acquiring Fund's current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Acquiring Fund, generally are deemed to be taxable distributions and must be reported by each shareholder who is required to file a U.S. federal income tax return. Dividends and other distributions on an Acquiring Fund's shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed a Fund's realized income and gains, even though such dividends and other distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares acquired at a time when an Acquiring Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, an Acquiring Fund's earnings and profits, described above, are determined at the end of the Acquiring Fund's taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of an Acquiring Fund's current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a shareholder's tax basis in the shareholder's Acquiring Fund shares and then as capital gain. Each Acquiring Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of net investment income are generally taxable as ordinary income, and distributions of net gains from the sale of investments that an Acquiring Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by an Acquiring Fund as capital gain dividends will be taxable to shareholders as long-term capital gain (to the extent such distributions do not exceed the Acquiring Fund's net capital gain for the taxable year), regardless of how long a shareholder has held Acquiring Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Acquiring Fund will report capital gain dividends, if any, in a written statement furnished to its shareholders after the close of the Acquiring Fund's taxable year.

Some states will not tax distributions made to individual shareholders that are attributable to interest an Acquiring Fund earned on direct obligations of the U.S. government if the Acquiring Fund meets the state's minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state tax-free treatment. This exemption may not apply to corporate shareholders.

Sales and Exchanges of Acquiring Fund Shares. If a shareholder sells, pursuant to a cash or in-kind redemption, or exchanges the shareholder's Acquiring Fund shares, subject to the discussion below, the shareholder generally will recognize a taxable capital gain or loss on the difference between the amount received for shares (or deemed received in the case of an exchange) and the shareholder's tax basis in the shares. This gain or loss will be long-term capital gain or loss if the shareholder has held an Acquiring Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a shareholder sells or exchanges Acquiring Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Acquiring Fund or a different RIC, the sales charge previously incurred in acquiring the Acquiring Fund's shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a shareholder recognizes a loss on a disposition of Acquiring Fund shares, the loss will be disallowed under the "wash sale" rules to the extent the shareholder purchases substantially identical shares (including through dividend reinvestment) within the 61 day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a shareholder receives a capital gain dividend with respect to an Acquiring Fund share and the Acquiring Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Acquiring Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this prospectus/proxy statement.

U.S. Federal Income Tax Rates. Non-corporate Acquiring Fund shareholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 39.6% on ordinary income and 20% on long-term capital gain.

In general, "qualified dividend income" realized by noncorporate Acquiring Fund shareholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. If 95% or more of an Acquiring Fund's gross income (excluding net capital gain) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) will be generally treated as qualified dividend income in the hands of individual shareholders. In general, if less than 95% of an Acquiring Fund's income is attributable to qualified dividend income, then only the portion of the Acquiring Fund's distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual shareholders. Payments received by an Acquiring Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Acquiring Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Acquiring Fund shareholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 35%. Actual marginal tax rates may be higher for some shareholders, for example, through reductions in deductions. Distributions from an Acquiring Fund may qualify for the "dividends-received deduction" applicable to corporate shareholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, noncorporate Acquiring Fund shareholders generally will be subject to an additional 3.8% tax on their "net investment income," which ordinarily includes taxable distributions received from an Acquiring Fund and taxable gain on the disposition of Acquiring Fund shares, or, if less, the excess of the shareholder's "modified adjusted gross income" over $250,000 for married persons filing jointly and $200,000 for single taxpayers.

A U.S. withholding tax at a 30% rate, or lower rate provided under an applicable income tax treaty, will be imposed on dividends and proceeds of redemptions in respect of Acquiring Fund shares received by Acquiring Fund shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Acquiring Funds will not pay any additional amounts in respect to any amounts withheld.

The Acquiring Fund shareholders are advised to discuss with their own tax advisers or financial planners tax rates and withholding taxes imposed upon them.

Backup Withholding. Each Acquiring Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign shareholders), an amount equal to 28%of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to an Acquiring Fund shareholder if (i) the shareholder fails to furnish the Acquiring Fund with a correct "taxpayer identification number" ("TIN"), (ii) the shareholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the shareholder fails to make certain other certifications, or (iv) the IRS notifies the Acquiring Fund that the shareholder's TIN is incorrect or that the shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on a shareholder. A shareholder may apply amounts withheld as a credit against the shareholder's U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a shareholder fails to furnish a valid TIN upon request, the shareholder can also be subject to IRS penalties. A shareholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9.

Foreign Shareholders. For purposes of this discussion, "foreign shareholders" include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign shareholders will be subject to non-refundable, U.S. federal income tax withholding at a 30% rate (or lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding. Under a law effective for table years beginning after December 31, 2014, an Acquiring Fund could report in writing to its shareholders distributions to foreign shareholders that would not be subject to U.S. federal income tax withholding, if the distributions were attributable to "portfolio interest" or short-term capital gain and certain other requirements were met. However, an Acquiring Fund cannot provide any assurance that it will make any such designations.

Capital gain distributions and gains recognized by a foreign shareholder on the redemption of Acquiring Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

The 30% (or lower treaty rate) withholding tax described above will be imposed on dividends on, and the gross proceeds of dispositions of, Acquiring Fund shares paid to foreign shareholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign shareholders are encouraged to consult their tax advisers regarding the implications of this withholding tax on their investment in an Acquiring Fund.
Before investing in an Acquiring Fund's shares, a prospective foreign shareholder should consult with its own tax advisers, including whether the shareholder's investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans. Shares of an Acquiring Fund may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Acquiring Fund shares through such plans and/or accounts.

Tax-Exempt Shareholders. Tax-exempt shareholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in an Acquiring Fund. Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if the Acquiring Fund has state or local governments or other tax-exempt organizations as shareholders. Special tax consequences apply to charitable remainder trusts ("CRTs") (as defined in Section 664 of the Internal Revenue Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations. Generally, under U.S. Treasury regulations, if an individual shareholder recognizes a loss of $2 million or more, or if a corporate shareholder recognizes a loss of $10 million or more, with respect to shares, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of securities are in many cases exempt from this reporting requirement, but under current guidance, shareholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Legislative and Administrative Proposals. Prospective shareholders should recognize that the present U.S. federal income tax treatment of an Acquiring Fund and its shareholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your tax advisers and financial planners concerning the status of legislative and administrative proposals that may pertain to holding Acquiring Fund shares.

Buying, Selling and Exchanging Fund Shares

Share Class Information

The following is a summary description of the share classes of the Target Funds and the Acquiring Funds involved in the Mergers.

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12b-1 Fees. Each Fund has adopted a distribution plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for certain classes. The 12b-1 Plan was adopted by the Board, including a majority of the Trustees who were not "interested persons" (as defined under the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan. Under the 12b-1 Plan and pursuant to the related distribution agreement, the Funds pay Wells Fargo Funds Distributor, LLC ("Distributor"), on a monthly basis, an annual percentage fee, as listed in the table below, of the average daily net assets attributable to the relevant class. The Distributor may retain any portion of the total distribution fee to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses. The Distributor's distribution-related revenues from the 12b-1 Plan may be more or less than distribution-related expenses incurred during the period.

Wells Fargo Fund Class	12b-1 Fee as a Percentage of Net Assets
Class A	0.00%
Class B	0.75%
Class C	0.75%
Administrator Class	0.00%
Institutional Class	0.00%
Single Class	0.75%

Shareholder Servicing Plan
 Each Fund has adopted a Shareholder Servicing Plan (the "Servicing Plan") for its Class A, Class B, Class C and Administrator Class shares, as applicable, and has entered into a related Shareholder Servicing Agreement with the Distributor and Funds Management. Under this agreement, the Distributor and Funds Management are authorized to provide or engage third parties to provide, pursuant to an Administrative and Shareholder Services Agreement, shareholder support services. For providing these services, the Distributor, Funds Management and third parties are entitled to an annual fee from the applicable class of the Fund of up to 0.25% of the average daily net assets of such class owned of record or beneficially by their customers.

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Class A. If you choose to buy Class A shares, you will pay the public offering price (POP) which is the net asset value (NAV) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as "breakpoint levels," the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. As described below, existing holdings may count towards meeting the breakpoint level applicable to an additional purchase. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Small Cap Value Fund

Class A Shares Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see "CDSC Waivers").
2	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level includes an advance of the first year's shareholder servicing fee.

WealthBuilder Tactical Equity Portfolio

Sales Charge Schedule
Amount of Purchase	Front-end Sales Charge As % of Public Offering Price	Front-end Sales Charge As % of Net Amount Invested	Commission Paid to Intermediary As % of Public Offering Price
Less than $250,000	1.50%	1.52%	1.50%
$250,000 but less than $500,000	1.25%	1.27%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	1.00%
$1,000,000 and over[1]	0.00%	0.00%	1.00%
1	If you redeem shares purchased at or above the $1,000,000 breakpoint level within twelve months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see "CDSC Waivers").

High Yield Bond Fund

Class A Share Sales Charge Schedule
Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Commission Paid to Intermediary as % of Public Offering Price
Less than $50,000	4.50%	4.71%	4.00%
$50,000 but less than $100,000	4.00%	4.17%	3.50%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%[1]	0.00%	1.00%[2]
1	If you redeem Class A shares purchased at or above the $1,000,000 breakpoint level within eighteen months from the date of purchase, you will pay a CDSC of 1.00% of the NAV of the shares on the date of original purchase. Certain exceptions apply (see "CDSC Waivers").
2	The commission paid to an Intermediary on purchases above the $1,000,000 breakpoint level includes an advance of the first year's shareholder servicing fee.

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Class B. Class B shares are closed to new investors and to additional investments from existing shareholders, except that existing shareholders of Class B shares may reinvest any distributions into Class B shares and exchange their Class B shares for Class B shares of other Wells Fargo Funds (as permitted by our exchange policy) and may receive Class B shares of a Fund in a reorganization. Class B share attributes, including associated CDSC schedules, conversion features, any applicable CDSC waivers, and distribution plan and shareholder servicing plan fees, continue in effect. To determine whether a CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). You will not be assessed a CDSC on Class B shares you redeem that were purchased with reinvested distributions. Class B share exchanges will not trigger a CDSC and the new shares received in the exchange will continue to age according to the original shares' CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

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Class C. If you choose Class C shares, you buy them at NAV and the Fund's distributor pays sales commissions of up to 1.00% of the purchase price to the intermediary. These commissions include an advance of the first year's distribution and shareholder servicing fee. If you redeem your shares within one year from the date of purchase, you will pay a CDSC of 1.00%. The CDSC percentage you pay is applied to the NAV of the shares on the date of original purchase. To determine whether the CDSC applies to a redemption, the Fund will first redeem shares acquired by reinvestment of any distributions and then will redeem shares in the order in which they were purchased (such that shares held the longest are redeemed first). You will not be assessed a CDSC on Class C shares you redeem that were purchased with reinvested distributions. Class C share exchanges will not trigger a CDSC and the new shares received in the exchange will continue to age according to the original shares' CDSC schedule and will be charged the CDSC applicable to the original shares upon redemption.

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Administrator Class. Administrator Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Funds Management.

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Institutional Class. Institutional Class shares are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional retirement plan platforms; insurance companies; registered investment advisor firms; bank trusts; 529 college savings plans; family offices; and funds of funds, including those managed by Funds Management.

Reductions and Waivers of Sales Charges

You should consider whether you are eligible for any of the reductions or waivers of sales charges discussed below when you are deciding which share class to buy. If you believe you are eligible for such a reduction or waiver, it is up to you to ask your financial professional or the Fund's transfer agent for the reduction or waiver and to provide appropriate proof of eligibility, such as account statements or other records. Consult the section entitled "Additional Purchase and Redemption Information" in the Statement of Additional Information for further details regarding reductions and waivers of sales charges, which we may change from time to time.
We reserve the right to enter into agreements that reduce or waive sales charges for other groups or classes of shareholders in addition to those outlined below. If you own Fund shares as part of another account such as an IRA or a sweep account, you should review the terms applicable to that account, which may supersede the terms described here. Contact your financial professional for more information.

You may be eligible for a reduction in the front-end sales charge applicable to purchases of Class A shares under the following circumstances:

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You pay a lower sales charge if you are investing an amount over a breakpoint level. See "Class A Shares Sales Charges" above.

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By signing a Letter of Intent (LOI) prior to purchase, you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint level within the next 13 months in one or more Wells Fargo Funds. Purchases made prior to signing the LOI as well as reinvested dividends and capital gains do not count as purchases made during this period. We will hold in escrow shares equal to approximately 5% of the amount you say you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales charge you paid and the sales charge you should have paid. Otherwise, we will release the escrowed shares to you when you have invested the agreed upon amount.

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Rights of Accumulation (ROA) allow you to aggregate Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Fund already owned (excluding Wells Fargo money market fund shares, unless you notify us that you previously paid a sales charge on those assets) in order to reach breakpoint levels and to qualify for sales charge reductions on subsequent purchases of Class A or WealthBuilder Portfolio shares. The purchase amount used in determining the sales charge on your purchase will be calculated by multiplying the maximum POP by the number of Class A, Class B, Class C and WealthBuilder Portfolio shares of any Wells Fargo Fund already owned and adding the dollar amount of your current purchase. The following table provides information about the types of accounts that can and cannot be aggregated to qualify for sales charge reductions:

Can this type of account be aggregated?	Yes	No
Individual accounts	X
Joint accounts	X
UGMA/UTMA accounts	X
Trust accounts over which the shareholder has individual or shared authority	X
Solely owned business accounts	X
Traditional and Roth IRAs	X
SEP IRAs	X
SIMPLE IRAs	X
Group Retirement Plans		X
529 Plan accounts[1]		X
1	These accounts may be aggregated at the plan level for purposes of establishing eligibility for sales charge reductions. When plan assets a Fund's Class A, Class B, Class C and WealthBuilder Portfolio shares (excluding Wells Fargo money market fund shares) reach a breakpoint level, all plan participants benefit from the reduced sales charge. Participant accounts will not be aggregated with personal accounts.

Based on the above chart, if you believe that you own shares in one or more accounts that can be aggregated with your current purchase to reach a sales charge breakpoint level, you must, at the time of your purchase specifically identify those shares to your financial professional or the Fund's transfer agent. Only balances currently held entirely either in accounts with the Funds or, if held in an account through an intermediary, at the same firm through which you are making your current purchase, will be eligible to be aggregated with your current purchase for determining your Class A sales charge. For an account to qualify for a sales charge reduction, it must be registered in the name of, or held for, the shareholder, his or her spouse or domestic partner, as recognized by applicable state law, or his or her children under the age of 21. Class A shares purchased at NAV will not be aggregated with other shares for purposes of receiving a sales charge reduction.

FRONT-END SALES CHARGE WAIVERS

If you fall into any of the following categories, you can buy Class A shares without a front-end sales charge:

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You pay no sales charges on Fund shares you buy with reinvested distributions.

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You pay no sales charges on Fund shares you purchase with the proceeds of a redemption of either Class A or Class B shares of the same Fund within 90 days of the date of redemption. The purchase must be made back into the same account or, if the purchase is being made with the proceeds of a redemption of Class B shares, the purchase must be made into an identically registered Class A share account of the same Fund. Subject to the Fund's policy regarding frequent purchases and redemptions of Fund shares, you may not be able to exercise this provision for the first 30 days after your redemption. You may also purchase WealthBuilder Portfolio shares with no sales charge with the proceeds of a redemption of your Class A, Class B or Class C shares within 90 days of the date of redemption, provided that the purchase is made into an identically registered WealthBuilder Portfolio account. Systematic transactions through the automatic investment plan, the automatic exchange plan and the systematic withdrawal plan are excluded from these provisions.

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Current and retired employees, directors/trustees and officers of:

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Wells Fargo Funds (including any predecessor funds);

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Wells Fargo & Company and its affiliates; and

●

family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing.

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Current employees of:

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the Fund's transfer agent;

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broker-dealers who act as selling agents;

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family members (spouse, domestic partner, parents, grandparents, children, grandchildren and siblings (including step and in-law)) of any of the foregoing; and

●

a Fund's sub-adviser(s), but only for the Fund(s) for which such sub-adviser provides investment advisory services.

■

Qualified registered investment advisers who buy through an intermediary who has entered into an agreement with the Fund's distributor that allows for load-waived Class A purchases.

■

Insurance company separate accounts.

■

Funds of Funds, subject to review and approval by Funds Management.

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Group employer-sponsored retirement and deferred compensation plans and group employer-sponsored employee benefit plans (including health savings accounts) and trusts used to fund those plans. Traditional IRAs, Roth IRAs, SEPs, SARSEPs, SIMPLE IRAs, Keogh plans, individual 401(k) plans, individual 403(b) plans as well as shares held in commission-based broker-dealer accounts do not qualify under this waiver.

■

Investors who purchase shares that are to be included in certain "wrap accounts," including such specified investors who trade through an omnibus account maintained with a Fund by an intermediary.

■

Investors who purchase shares through a self-directed brokerage account program offered by an intermediary that has entered into an agreement with the Fund's distributor. Intermediaries offering such programs may or may not charge transaction fees.

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Investors opening IRA accounts with assets directly transferred from a qualified retirement plan using Wells Fargo Institutional Retirement Trust or another Wells Fargo affiliate for recordkeeping services. For such IRAs to qualify, a Wells Fargo-affiliated entity must hold the account directly on the books of the Fund's transfer agent, and the services of another intermediary may not be utilized with respect to the IRA.

CDSC Waivers

■

You will not be assessed a CDSC on Fund shares you redeem that were purchased with reinvested distributions.

■

We waive the CDSC for all redemptions made because of scheduled (Internal Revenue Code Section 72(t)(2) withdrawal schedule) or mandatory distributions (withdrawals generally made after age 70½ according to Internal Revenue Service (IRS) guidelines) from traditional IRAs and certain other retirement plans. (See your retirement plan information for details or contact your retirement plan administrator.)

■

We waive the CDSC for redemptions made in the event of the last surviving shareholder's death or for a disability suffered after purchasing shares. ("Disabled" is defined in Internal Revenue Code Section 72(m)(7).)

■

We waive the CDSC for redemptions made at the direction of Funds Management in order to, for example, complete a merger or effect a Fund liquidation.

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We waive the CDSC for Class C shares redeemed by employer-sponsored retirement plans where the dealer of record waived its commission at the time of purchase.

Purchase and Redemption Information

Shares of the Target Funds and Acquiring Funds may be bought and sold directly or through certain intermediaries. Additional information on how you can buy, sell or exchange shares of each Fund please see each Fund's Prospectus(es) and Statement of Additional Information. Wells Fargo Distributor, LLC serves as principal underwriter for the Target Funds and Acquiring Funds.

The following tables set forth the minimum initial purchase amounts for each applicable class of shares of the Acquiring Funds.

Small Cap Value Fund and High Yield Bond Fund	Minimum Initial Investment	Subsequent Investment
Class A, B and C Shares
Regular Accounts	$1,000	$100
IRAs, IRA rollovers, Roth IRAs	$250	$100
UGMA/UTMA accounts	$50	$50
Employer Sponsored Retirement Plans	None	None
Administrator and Institutional Class Shares
All Accounts	$1 million	No minimum

WealthBuilder Tactical Equity Portfolio	Minimum Initial Investment	Subsequent Investment
Regular Accounts	$1,000	$100
IRAs, IRA rollovers, Roth IRAs	$250	$100
UGMA/UTMA accounts	$50	$50
Employer Sponsored Retirement Plans	None	None

The following investors may purchase Administrator or Institutional Class shares and are not subject to a minimum initial investment amount except as noted below:

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Employee benefit plan programs;

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Broker-dealer managed account or wrap programs that charge an asset-based fee;

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Registered investment adviser mutual fund wrap programs or other accounts that charge a fee for advisory, investment, consulting or similar services;

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Private bank and trust company managed accounts or wrap programs that charge an asset-based fee;

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Internal Revenue Code Section 529 college savings plan accounts;

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Funds of funds, including those advised by Funds Management;

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Investment Management and Trust Departments of Wells Fargo & Company purchasing shares on behalf of their clients;

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Endowments, non-profits, and charitable organizations who invest a minimum initial investment amount of $500,000 in a Fund;

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Any other institutions or customers of intermediaries who invest a minimum initial investment amount of $1 million in a Fund;

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Individual investors who invest a minimum initial investment amount of $1 million directly in a Fund; and

■

Certain investors and related accounts as detailed in the Statement of Additional Information.

Eligibility requirements for Administrator or Institutional Class shares may be modified or discontinued at any time.

For additional purchases of Class A and Class C shares, there is a minimum purchase amount of $100 for any share class of a Target Fund or an Acquiring Fund with respect to regular, IRA, IRA rollovers and Roth IRA accounts. For additional purchases through UGMA/UTMA accounts, there is a minimum additional purchase amount of $50. There is no minimum with respect to additional purchases through employer sponsored retirement plans. Additional purchases of Institutional Class shares and Administrator Class shares follow the terms established by the financial intermediary through whom the shares were purchased.

The Funds reserve the right to reject any purchase or exchange order for any reason. Additional information concerning purchases and redemptions of shares is contained in each Fund's prospectus(es) and SAI.

Exchange Privileges

Shares of the Wells Fargo Funds may be exchanged for shares of the same class of any other Wells Fargo Fund. Shares of each Acquiring Fund may be exchanged for shares of the same class of any other Wells Fargo Fund. No sales charge is imposed on an exchange. If you are making an initial investment into a fund through an exchange, you generally must exchange at least the minimum initial investment amount for the new fund. An exchange is considered both a sale and a purchase of shares and may create a taxable event. Further information regarding the current exchange privileges, the requirements and limitations attendant thereto, and the tax implications are described in each Fund's prospectus(es) and SAI.

Financial Intermediary Compensation

If you purchase a Target Fund or an Acquiring Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary's website for more information.

Fund Policies and Procedures

Frequent Purchases and Redemptions of Fund Shares

Each Acquiring Fund reserves the right to reject any purchase or exchange order for any reason. Purchases or exchanges that an Acquiring Fund determines could harm the Acquiring Fund may be rejected.
Excessive trading by Acquiring Fund shareholders can negatively impact the Acquiring Fund and its long-term shareholders in several ways, including disrupting investment strategies, increasing transaction costs, decreasing tax efficiency, and diluting the value of shares held by long-term shareholders. Excessive trading in Acquiring Fund shares can negatively impact the Acquiring Fund's long- term performance by requiring it to maintain more assets in cash or to liquidate portfolio holdings at a disadvantageous time. Certain funds may be more susceptible than others to these negative effects. For example, funds that have a greater percentage of their investments in non-U.S. securities may be more susceptible than other funds to arbitrage opportunities resulting from pricing variations due to time zone differences across international financial markets. Similarly, funds that have a greater percentage of their investments in small company securities may be more susceptible than other funds to arbitrage opportunities due to the less liquid nature of small company securities. Both types of Funds also may incur higher transaction costs in liquidating portfolio holdings to meet excessive redemption levels. Fair value pricing may reduce these arbitrage opportunities, thereby reducing some of the negative effects of excessive trading.
The Acquiring Funds are not designed to serve as vehicles for frequent trading. The Acquiring Funds actively discourage and take steps to prevent the portfolio disruption and negative effects on long-term shareholders that can result from excessive trading activity by shareholders. The Board for the Acquiring Trust has approved the Acquiring Funds' policies and procedures, which provide, among other things, that Funds Management may deem trading activity to be excessive if it determines that such trading activity would likely be disruptive to an Acquiring Fund by increasing expenses or lowering returns. In this regard, the Acquiring Funds take steps to avoid accommodating frequent purchases and redemptions of shares by shareholders. Funds Management monitors available shareholder trading information across all Wells Fargo Funds that are subject to these policies and procedures on a daily basis. If a shareholder redeems $5,000 or more (including redemptions that are part of an exchange transaction) from such a Wells Fargo Fund, that shareholder is "blocked" from purchasing shares of that Wells Fargo Fund (including purchases that are part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to:

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Dividend reinvestments;

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Systematic investments or exchanges where the financial intermediary maintaining the shareholder account identifies the transaction as a systematic redemption or purchase at the time of the transaction;

■

Rebalancing transactions within certain asset allocation or "wrap" programs where the financial intermediary maintaining a shareholder account is able to identify the transaction as part of an asset allocation program approved by Funds Management;

■

Transactions initiated by a "fund of funds" or Section 529 Plan into an underlying fund investment;

■

Permitted exchanges between share classes of the same Wells Fargo Fund;

■

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships, withdrawals of shares acquired by participants through payroll deductions, and shares acquired or sold by a participant in connection with plan loans; and

■

Purchases below $5,000 (including purchases that are part of an exchange transaction).

In addition, Funds Management reserves the right to accept purchases, redemptions and exchanges made in excess of applicable trading restrictions in designated accounts held by Funds Management or its affiliate that are used at all times exclusively for addressing operational matters related to shareholder accounts, such as testing of account functions, and are maintained at low balances that do not exceed specified dollar amount limitations.
In the event that an asset allocation or "wrap" program is unable to implement the policy outlined above, Funds Management may grant a program-level exception to this policy. A financial intermediary relying on the exception is required to provide Funds Management with specific information regarding its program and ongoing information about its program upon request.
A financial intermediary through whom you may buy shares of an Acquiring Fund may independently attempt to identify excessive trading and take steps to deter such activity. As a result, a financial intermediary may on its own limit or permit trading activity of its customers who invest in Acquiring Fund shares using standards different from the standards used by Funds Management and discussed above. Funds Management may permit a financial intermediary to enforce its own internal policies and procedures concerning frequent trading rather than the policies set forth above in instances where Funds Management reasonably believes that the intermediary's policies and procedures effectively discourage disruptive trading activity. If you buy Acquiring Fund shares through a financial intermediary, you should contact the intermediary for more information about whether and how restrictions or limitations on trading activity will be applied to your account.

Distributions

Small/Mid Cap Value Fund and Small Cap Value Fund
 The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.
WealthBuilder Equity Portfolio and WealthBuilder Tactical Equity Portoflio
 The Funds generally make distributions of any net investment income and any realized net capital gains at least annually. Please note, distributions have the effect of reducing the NAV per share by the amount distributed.

High Income Fund and High Yield Bond Fund
 The Funds generally declare distributions of any net investment income daily, and pay such distributions monthly. The Funds generally make distributions of any realized net capital gains annually.

Pricing Fund Shares

The following describes how the Acquiring Funds price their shares.

An Acquiring Fund's NAV is the value of a single share. The NAV is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day that the NYSE is open, although an Acquiring Fund may deviate from this calculation time under unusual or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Acquiring Fund. The most recent NAV for each class of an Acquiring Fund is available at wellsfargofunds.com. To calculate the NAV of an Acquiring Fund's shares, the Acquiring Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The price at which a purchase or redemption request is processed is based on the next NAV calculated after the request is received in good order. Generally, NAV is not calculated, and purchase and redemption requests are not processed, on days that the NYSE is closed for trading; however under unusual or unexpected circumstances an Acquiring Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that an Acquiring Fund's assets are traded in various markets on days when the Acquring Fund is closed, the value of the Acquiring Fund's assets may be affected on days when you are unable to buy or sell shares. Conversely, trading in some of an Acquiring Fund's assets may not occur on days when the Acquiring Fund is open.

With respect to any portion of an Acquiring Fund's assets that may be invested in other mutual funds, the value of the Acquiring Fund's shares is based on the NAV of the shares of the other mutual funds in which the Acquiring Fund invests. The valuation methods used by mutual funds in pricing their shares, including the circumstances under which they will use fair value pricing and the effects of using fair value pricing, are included in the prospectuses of such funds. To the extent an Acquiring Fund invests a portion of its assets in non-registered investment vehicles, the Acquiring Fund's interests in the non-registered vehicles are fair valued at NAV.

With respect to an Acquiring Fund's assets invested directly in securities, the Acquiring Fund's investments are generally valued at current market prices. Equity securities, options and futures are generally valued at the official closing price or, if none, the last reported sales price on the primary exchange or market on which they are listed (closing price). Equity securities that are not traded primarily on an exchange are generally valued at the quoted bid price obtained from a broker-dealer.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that the closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which an Acquiring Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect its current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which an Acquiring Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets, in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of an Acquiring Fund's securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Acquiring Fund's Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Acquiring Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See each Fund's SAI for additional details regarding the determination of NAVs.

Information on Shareholders' Rights

Form of Organization

The Funds are series of the Trust. The Trust is an open-end management investment company registered with the SEC under the 1940 Act, which continuously offers shares to the public. The Trust is organized as a Delaware statutory trust and is governed by the Declaration of Trust and applicable state and federal law.

Capitalization

The beneficial interests in the Target Funds and the Acquiring Funds are represented by an unlimited number of transferable shares of beneficial interest. The Trust's governing documents permit the Board to allocate shares into an unlimited number of series, and classes thereof, with rights determined by the Board, all without shareholder approval. Fractional shares may be issued by both the Target Funds and Acquiring Funds. Each Target Fund's and Acquiring Fund's shares represent equal proportionate interests in the assets belonging to the shares of the same class of that Fund. Except as otherwise required by the 1940 Act or other applicable law, shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Board. Shareholders of each Target Fund and Acquiring Fund vote separately, by class, as to matters that affect only their particular class and, by Fund, as to matters, such as approval of or amendments to advisory or investment management agreements or proposed mergers, that affect only their particular Fund.

Shareholder Liability

Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of a Delaware corporation. Other than in a limited number of states, no such similar statutory or other authority limiting business trust shareholder liability exists. As a result, to the extent that the Trust or shareholders of the Trust are subject to the jurisdiction of a court that does not apply Delaware law, shareholders of the Trust may be subject to liability. To guard against this risk, the Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out the Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder's investment because of shareholder liability should be limited to circumstances in which: (i) the court refuses to apply Delaware law; (ii) no contractual limitation of liability was in effect; and (iii) the Trust itself is unable to meet its obligations.

Shareholder Meeting and Voting Rights

Since each Fund is a series of the Trust, the rights of shareholders of the Funds are identical. For further information, please see the section entitled "Capital Stock" in the Acquiring Fund's SAI.

Liquidation

In the event of the liquidation of any of the Acquiring or Target Funds, the shareholders would be entitled to receive, when and as declared by the Board, the excess of the assets belonging to such Fund and attributable to the class over the liabilities belonging to the Fund and attributable to the class. In either case, the assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of the class of the Fund held by them and recorded on the books of the Fund.

Liability and Indemnification of Trustees

Under the Declaration of Trust, all persons contracting with or having any claim against the Trust or a particular series shall look only to the assets of the Trust or such series, respectively, for payment under such contract or claim; and the Trustees shall not be personally liable therefor. No Trustee shall be liable to the Trust or to any shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Trustee in good faith on behalf of the Trust, a series or a class, and in a manner reasonably believed to be within the scope of authority conferred on such Trustee by the Declaration of Trust, except that a Trustee shall be liable for any loss, damage or claim incurred by reason of such Trustee's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Subject only to the express limitations in the 1940 Act, other applicable laws, and the Declaration of Trust, the Trust or the appropriate series shall indemnify each of its Trustees to the fullest extent permitted under the 1940 Act and other applicable laws. The Trust may also advance money for such litigation provided that the Trustee undertakes to repay the relevant Fund if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and Delaware law and is not a complete description of those documents or law. Shareholders should refer to the provisions of the Trust Instrument and Delaware law directly for more complete information.

VOTING INFORMATION CONCERNING THE MEETING

Shareholder Information

This prospectus/proxy statement is being sent to shareholders of each Target Fund in connection with the solicitation of proxies by the Board, to be used at the Meeting to be held at 10:00 a.m., Pacific time, on June 28, 2016 at the offices of Wells Fargo Funds, 525 Market Street, San Francisco, California 94105 and at any adjournments thereof. This prospectus/proxy statement, along with a Notice of the Meeting and a proxy card, is first being mailed to shareholders of each Target Fund on or about  May 2, 2016. Only shareholders of record as of the close of business on April 15, 2016, (the "Record Date") are entitled to notice, and to vote at the Meeting or any adjournment(s) thereof. If you wish to participate in the Meeting, you may submit the proxy card included with this prospectus/proxy statement by mail, vote by other means, such as by telephone, or attend the Meeting in person. (See the back of this prospectus/proxy statement and the proxy card for voting instructions.) If you wish to attend the Meeting in person, please call PROXY PHONE for instructions.
You can vote by returning your properly executed proxy card in the envelope provided. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) as you have indicated. If you return a properly executed proxy card, but no choice is specified, your shares will be voted FOR approval of the Plan. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Target Fund. If any other matters about which the Target Fund did not have timely notice properly come before the Meeting, authorization is given to the proxy holders to vote in accordance with the views of management of the Target Fund. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum, and will have the effect of a vote against the Plan. Any proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Target Fund has received sufficient votes to approve a matter being recommended for approval by the Board, the Target Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the matter.
Shareholders may revoke a proxy prior to the Meeting by giving timely written notice of such revocation to the Trust at the address above, stating that the proxy is revoked, by submitting a subsequent proxy timely and in accordance with the methods prescribed by this prospectus/proxy statement, or by attending the Meeting and voting in person. Any shareholder who has returned a properly executed proxy card, including a broker who may hold shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her shares in person, by submitting a letter of revocation to the Trust prior to the date of the Meeting, by submitting a later dated and properly executed proxy card to the Trust prior to the date of the Meeting, in accordance with the methods prescribed in this prospectus/proxy statement. Unless revoked, all valid proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan.
The Declaration of Trust states that one-third of the issued and outstanding shares of a Target Fund entitled to vote in person or by proxy at the Meeting shall constitute a quorum for the transaction of business at the Meeting. However, approval of a Merger requires the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Target Fund. A vote of the majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of your Target Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of your Target Fund.
In voting on the Plan, each share of the relevant Target Fund will be entitled to one vote, and each fractional share will be entitled to a proportionate fractional vote.
Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of PROXY SOLICITOR, its affiliates or other representatives of the Target Fund (who will not be paid for their soliciting activities). In addition, PROXY SOLICITOR, the Funds' proxy solicitor, may make proxy solicitations and will receive compensation for seeking shareholder votes and answering shareholder questions in an amount estimated to be $COST with respect to the proposals covered by this prospectus/proxy statement. That cost and other expenses of the Meeting and the Mergers will be paid by Funds Management or one of its affiliates.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in favor of the relevant proposal. They will vote against any such adjournment those proxies required to be voted against such proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares of a Target Fund represented at the Meeting, either in person or by proxy. Abstentions and broker non-votes will not be voted on a motion to adjourn.
A shareholder who objects to a proposed Merger will not be entitled under either Delaware law or the Declaratoin of Trust to demand payment for, or an appraisal of, his or her shares. However, shareholders should be aware that each Merger as proposed is not expected to result directly in recognition of gain or loss to shareholders for U.S. federal income tax purposes and that, if the Merger is consummated, shareholders will be free to redeem the shares of the Acquiring Fund which they receive in the transaction at their then-current net asset value. Shares of each Target Fund may be redeemed at any time prior to the consummation of its Merger. Shareholders of the Target Funds may wish to consult their own tax advisers and financial planners as to any differing consequences of redeeming Target Fund shares prior to the Mergers or exchanging such shares in the Mergers.
The Merger of each Target Fund is not conditioned on the Merger of another Target Fund. Accordingly, the failure of a Target Fund's shareholders to vote to approve its Merger will not preclude consummation of the other Target Fund Mergers. If a Target Fund's shareholders do not vote to approve its Merger, the Board may consider other possible courses of action for that Target Fund, including liquidation.
The votes of the shareholders of the Acquiring Funds are not being solicited by this prospectus/proxy statement and are not required to carry out the Mergers.
NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES. Please advise the Target Funds whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of this prospectus/proxy statement needed to supply copies to the beneficial owners of the respective shares.

The number of shares of each Target Fund outstanding as of the Record Date was as follows:

Class of Shares	Number of Shares Outstanding and Entitled to Vote	Number of Votes by Class
Wells Fargo Small/Mid Cap Value Fund
Class A
Class B
Class C
Administrator Class
Institutional Class
Wells Fargo WealthBuilder Equity Portfolio
Single Class
Wells Fargo High Income Fund
Class A
Class B
Class C
Administrator Class
Institutional Class

As of April 15, 2016, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund. Except as noted below in the table, to each Fund's knowledge, no persons owned of record 5% or more of any class of shares of the Fund. No person is reflected on the books and records of the Funds as owning beneficially 5% or more of any shares of the Funds as of April 15, 2016. Any shareholder who holds beneficially 25% or more of the outstanding common shares of a Fund may be deemed to control the Fund until such time as it holds beneficially less than 25% of the outstanding common shares of the Fund. Any shareholder controlling a Fund may be able to determine the outcome of issues that are submitted to shareholders for vote, including the vote to approve the Plan, and may be able to take action regarding the Fund without the consent or approval of the other shareholders.

[Table(s) to be added.]

Name and Address of Shareholders	Class	Number of Shares	Percentage of Shares of Class Before Merger	Percentage of Shares of Class After Merger
Wells Fargo Small/Mid Cap Value Fund
A
C
Institutional
Administrator
Wells Fargo Small Cap Value Fund
A
C
Institutional
Administrator
Wells Fargo WealthBuilder Equity Portfolio
Single
Wells Fargo WealthBuilder Tactical Equity Portfolio
Single
Wells Fargo High Income Fund
A
C
Institutional
Administrator
Wells Fargo High Yield Bond Fund
A
C
Institutional
Administrator

Financial Statements

The audited financial highlights of each Fund for the last five fiscal years are incorporated by reference from the applicable Fund's prospectus.
The SAI incorporates by reference the following financial statements, including the financial highlights for the periods indicated therein and the reports thereon of KPMG LLP, independent registered public accounting firm to the Funds.

Fund Name	Financial Statements as of	Audited or Unaudited
Wells Fargo Small/Mid Cap Value Fund	March 31, 2015	Audited
	September 30, 2015[1]	Unaudited
Wells Fargo Small Cap Value Fund	March 31, 2015	Audited
	September 30, 2015[1]	Unaudited
Wells Fargo WealthBuilder Equity Portfolio	May 31, 2015	Audited
	November 30, 2015[1]	Unaudited
Wells Fargo WealthBuilder Tactical Equity Portfolio	May 31, 2015	Audited
	November 30, 2015[1]	Unaudited
Wells Fargo High Income Fund	August 31, 2015	Audited
Wells Fargo High Yield Bond Fund	August 31, 2015	Audited
1	The unaudited financial highlights for the six-month period ended on the date indicated above are provided in Exhibit D.

Pro Forma Capitalization

The following tables sets forth the capitalizations of each Fund as of December 31, 2015 and the capitalization of each Acquiring Fund on a pro forma basis as of that date after giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio  for each Class as listed in the table below.

For the Wells Fargo Small/Mid Cap Value Fund into Wells Fargo Small Cap Value Fund, Wells Fargo Small Cap Value Fund will be the accounting survivor following the Merger.

For the Wells Fargo WealthBuilder Equity Portfolio into Wells Fargo WealthBuilder Tactical Equity Portfolio, Wells Fargo WealthBuilder Tactical Equity Portfolio will be the accounting survivor following the Merger.

For the Wells Fargo High Income Fund into Wells Fargo High Yield Bond Fund, Wells Fargo High Yield Bond Fund will be the accounting survivor following the Merger.

Exchange Ratio
Wells Fargo Small/Mid Cap Value Fund into Wells Fargo Small Cap Value Fund
Class A	0.61
Class B	0.00
Class C	0.72
Administrator Class	0.61
Institutional Class	0.61
Class R6	0.00
Wells Fargo WealthBuilder Equity Portfolio into Wells Fargo WealthBuilder Tactical Equity Portfolio
Single Class	0.83
Wells Fargo High Income Fund into Wells Fargo High Yield Bond Fund
Class A	2.03
Class B	2.03
Class C	2.03
Administrator Class	2.05
Institutional Class	2.05

WELLS FARGO SMALL/MID CAP VALUE FUND INTO WELLS FARGO SMALL CAP VALUE FUND

	Wells Fargo Small/Mid Cap Value Fund (Target Fund)	Wells Fargo Small Cap Value Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$40,880,342	$482,612,135	$0	$523,492.477
Class B	N/A	$31,231	$0	$31,231
Class C	$2,822,393	$34,497,879	$0	$37,320,272
Class R6	N/A	$91,933,332	$0	$91,933,332
Administrator Class	$2,518,400	$25,338,751	$0	$27,857,151
Institutional Class	$3,386,425	$286,552,013	$0	$289,938,438
Total	$49,607,560	$920,965,341	$0	$970,572,901
Net Asset Value per Share
Class A	$10.92	$17.83		$17.83
Class B	N/A	$14.34		$14.34
Class C	$10.30	$14.30		$14.30
Class R6	N/A	$18.64		$18.64
Administrator Class	$11.28	$18.60		$18.60
Institutional Class	$11.38	$18.63		$18.63
Total Shares Outstanding
Class A	3,742,772	27,067,288	(1,449,996)	29,360,064
Class B	N/A	2,178	0	2,178
Class C	273,994	2,412,330	(76,633)	2,609,691
Class R6	N/A	4,932,949	0	4,932,949
Administrator Class	223,298	1,362,426	(87,888)	1,497,836
Institutional Class	297,511	15,380,906	(115,743)	15,562,674
Total	4,537,575	51,158,077	(1,730,260)	53,965,392

WELLS FARGO WEALTHBUILDER EQUITY PORTFOLIO INTO WELLS FARGO WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

	Wells Fargo WealthBuilder Equity Portfolio (Target Fund)	Wells Fargo WealthBuilder Tactical Equity Portfolio (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Single Class	$139,079,066	$434,407,908	$0	$573,486,974
Total	$139,079,066	$434,407,908	$0	$573,486,974
Net Asset Value per Share
Single Class	$15.08	$18.20		$18.20
Total Shares Outstanding
Single Class	9,225,314	23,864,587	(1,584,871)	31,505,030
Total	9,225,314	23,864,587	(1,584,871)	31,505,030

WELLS FARGO HIGH INCOME FUND INTO WELLS FARGO HIGH YIELD BOND FUND

	Wells Fargo High Income Fund (Target Fund)	Wells Fargo High Yield Bond Fund (Acquiring Fund)	Adjustments	Combined Pro forma
Total Net Assets
Class A	$203,927,634	$164,596,287	$0	$368,523,921
Class B	$107,605	$1,341,084	$0	$1,448,689
Class C	$16,301,766	$54,950,378	$0	$71,252,144
Administrator Class	$20,548,252	$12,495,250	$0	$33,043,502
Institutional Class	$113,926,972	$9,800,488	$0	$123,727,460
Total	$354,812,229	$243,183,487	$0	$597,995,716
Net Asset Value per Share
Class A	$6.22	$3.06		$3.06
Class B	$6.22	$3.06		$3.06
Class C	$6.22	$3.06		$3.06
Administrator Class	$6.29	$3.07		$3.07
Institutional Class	$6.28	$3.06		$3.06
Total Shares Outstanding
Class A	32,776,119	53,751,141	33,818,636	120,345,896
Class B	17,301	437,832	17,830	472,963
Class C	2,620,556	17,942,154	2,702,272	23,264,982
Administrator Class	3,266,072	4,074,734	3,434,781	10,775,587
Institutional Class	18,140,636	3,200,268	19,061,174	40,402,078
Total	56,820,684	79,406,129	59,034,693	195,261,506

Additional Information

Each Target Fund and Acquiring Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information with the SEC.

These items can be inspected and copies may be obtained at prescribed rates at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such filings may be available at the following Commission regional offices: 3 World Financial Center, Suite 400, New York, NY 10281-1022; 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; 701 Market Street, Philadelphia, PA 19106-1532; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 3475 Lenox Road, N.E., Suite 1000, Atlanta, GA 30326-1232; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500, Denver, CO 80202-2656; Burnett Plaza, Suite 1900, 801 Cherry Street, Unit 18, Fort Worth, TX 76102; 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; and 44 Montgomery Street, Suite 2600, San Francisco, CA 94104.

Copies of such materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Informational Services, SEC, Washington, D.C. 20549 at prescribed rates or by calling 1-202-551-8090.

Instructions for Executing Proxy Card

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

REGISTRATION CORPORATE ACCOUNTS	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders' instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call Proxy Solicitor, our proxy solicitor, at Number (toll free).

EXHIBIT A
AGREEMENT AND PLAN OF REORGANIZATION

[TO BE UPDATED]

WELLS FARGO FUNDS TRUST

AGREEMENT AND PLAN OF REORGANIZATION

Dated as of ____________

This AGREEMENT AND PLAN OF REORGANIZATION (this "Plan") is made as of this [insert date], 2016, by Wells Fargo Funds Trust ( "Funds Trust"), a Delaware statutory trust, for itself and on behalf of its respective Acquiring Fund(s) and its respective Target Fund(s), as indicated in the chart below; and as to Section 15 of this Plan only, Wells Fargo Funds Management, LLC ("Wells Fargo Funds Management"), the investment manager to each series of Funds Trust.

Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Class A	Class A
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio[1]
Unnamed Class	Unnamed Class
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
Class A	Class A
Class B	Class B
Class C	Class C
Administrator Class	Administrator Class
Institutional Class	Institutional Class
1	The Wells Fargo WealthBuilder Tactical Equity Portfolio will be renamed Wells Fargo WealthBuilder Equity Portfolio following the Merger.

WHEREAS, Funds Trust is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");
WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of its corresponding Target Fund ("Corresponding Target Fund", as set forth opposite a corresponding Acquiring Fund "Corresponding Acquiring Fund" in the table above) in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the liquidation and termination of the Target Fund (the "Reorganization"); and
WHEREAS, the parties intend that the Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Fund will be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;
NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:
1. Definitions.
The following terms shall have the following meanings:
1933 Act The Securities Act of 1933, as amended.
1934 Act The Securities Exchange Act of 1934, as amended.
Acquiring Class. The class of the Acquiring Fund's shares that Funds Trust will issue to the shareholders of the Target Fund Class, as set forth above.
Acquiring Fund Financial Statements. The audited financial statements of the Acquiring Fund for its most recently completed fiscal year and the unaudited financial statements of the Acquiring Fund for its most recently completed semi-annual period.
Assets. All property and assets of any kind and all interests, rights, privileges and powers of or attributable to a Fund, whether or not determinable at the appropriate Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by a Fund and any deferred or prepaid expense shown as an asset on such Fund's books.
Assets List. A list of securities and other Assets and Known Liabilities of or attributable to the Target Fund as of the date provided.
Board. The Board of Trustees of Funds Trust.
Closing Date. [Insert Date], 2016, or such other date as the parties may agree to in writing with respect to the Reorganization.
Corresponding Target Class. The Target share class set forth opposite an Acquiring Class in the chart on the first page of this Plan.
Effective Time. 9:00 a.m. Eastern Time on the first business day following the Closing Date of the Reorganization, or such other time and date as the parties may agree to in writing.
Fund. The Acquiring Fund or the Target Fund.
Know, Known or Knowledge. Known after reasonable inquiry.
Liabilities. All liabilities of, allocated or attributable to, a Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.
Material Agreements. The agreements set forth in Schedule A, as it may be amended from time to time.
Reorganization Documents. Such bills of sale, assignments, and other instruments of transfer as Funds Trust deems desirable for the Target Fund to transfer to the Acquiring Fund all rights and title to and interest in the Target Fund's Assets and Liabilities and for the Acquiring Fund to assume the Target Fund's Assets and Liabilities.
Schedule A. Schedule A to this Plan, as may be amended from time to time.
Target Financial Statements. The audited financial statements of the Target Fund for its most recently completed fiscal year and the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.
Valuation Time. The time on the Reorganization's Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day or such other time as the parties may agree to in writing, that Funds Trust determines the net asset value of the shares of the Acquiring Fund and determines the value of the Assets of or attributable to the Target Fund, net of known Liabilities. Unless otherwise agreed to in writing, the Valuation Time of a Reorganization shall be the time of day then set forth in the Acquiring Fund's and Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

2. Regulatory Filings. Funds Trust shall prepare and file any required filings including, without limitation, filings with state or foreign securities regulatory authorities.

 3. Transfer of Target Fund Assets. Funds Trust shall take the following steps with respect to the Reorganization:
(a) At the Effective Time, Funds Trust with respect to its series that is a Target Fund shall assign, transfer, deliver and convey all of each Target Fund's Assets to its Corresponding Acquiring Fund on the bases described in Subsection 3(c) of this Plan. Funds Trust with respect to its series that is a Acquiring Fund shall then accept each Target Fund's Assets and assume each Target Fund's Liabilities such that at and after the Effective Time (i) all of the Target Fund's Assets at or after the Effective Time shall become and be the Assets of its Corresponding Acquiring Fund and (ii) all of the Target Fund's Liabilities at the Effective Time shall attach to its Corresponding Acquiring Fund, and be enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.
(b) Within a reasonable time prior to the Closing Date, each Target Fund shall provide, if requested, its Assets List to its Corresponding Acquiring Fund. The Target Fund may sell any investment on the Assets List prior to the Target Fund's Valuation Time. After the Target Fund provides the Assets List, the Target Fund will notify its Corresponding Acquiring Fund of its purchase or incurrence of additional investments or of any additional encumbrances, rights, restrictions or claims not reflected on the Assets List, within a reasonable time period after such purchase or incurrence. Within a reasonable time after receipt of the Assets List and prior to the Closing Date, the Acquiring Fund will advise its Corresponding Target Fund in writing of any investments shown on the Assets List that the Acquiring Fund has reasonably determined to be impermissible or inconsistent with the investment objective, policies and restrictions of the Acquiring Fund.
(c) Funds Trust shall assign, transfer, deliver and convey each Target Fund's Assets to its Corresponding Acquiring Fund at the Reorganization's Effective Time on the following bases:
(1) In exchange for the transfer of the Assets, Funds Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Funds Trust shall determine the number of shares of each Acquiring Class to issue by dividing the value of the Assets net of Known Liabilities attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Funds Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the value of the Assets net of Known Liabilities of the Corresponding Target Class.
(2) The parties shall determine the net asset value of the Acquiring Fund shares to be delivered, and the value of the Assets to be conveyed net of Known Liabilities, as of the Valuation Time substantially in accordance with Funds Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.
(3) Funds Trust shall cause its custodian to transfer the Target Fund's Assets with good and marketable title to the account of the Acquiring Fund. Funds Trust shall cause its custodian to transfer all cash in the form of immediately available funds. Funds Trust shall cause its custodian to transfer any Assets that were not transferred to the Acquiring Fund's account at the Effective Time to the Acquiring Fund's account at the earliest practicable date thereafter.

4. Liquidation and Termination of each Target Fund and Registration of Shares. Funds Trust also shall take the following steps for the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, Funds Trust shall dissolve and liquidate the Target Fund, and terminate the Target Fund as an authorized series of Funds Trust, in accordance with applicable law and its Amended and Restated Declaration of Trust (the "Declaration of Trust") by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each shareholder also shall have the right to receive any unpaid dividends or other distributions that Funds Trust declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. Funds Trust shall record on its books the ownership by the shareholders of the Acquiring Fund shares; Funds Trust shall simultaneously redeem and cancel on its books all of the issued and outstanding shares of each Corresponding Target Class. Funds Trust does not issue certificates representing Fund shares, and shall not be responsible for issuing certificates to shareholders of the Target Funds. Funds Trust shall wind up the affairs of the Target Fund.

(b) If a former Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, Funds Trust shall require the shareholder to (i) furnish Funds Trust an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; and (ii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of Funds Trust that such tax has been paid or does not apply.
5. Representations, Warranties and Agreements of Funds Trust. Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, represents and warrants to, and agrees with, each Acquiring Fund and each Target Fund, respectively as follows:
(a) Funds Trust is a statutory trust duly created, validly existing and in good standing under the laws of the State of Delaware. The Board duly established and designated each Fund as a series of Funds Trust and each Acquiring Class as a class of the Acquiring Fund. Funds Trust is an open-end management investment company registered with the SEC under the 1940 Act.
(b) Funds Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as described in its Registration Statement on Form N-1A as filed with the SEC, to enter into this Plan and to consummate the transactions contemplated herein.
(c) The Board has duly authorized execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Funds Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Declaration of Trust of Funds Trust or any Material Agreement. Funds Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.
(d) Each Fund has qualified as a "regulated investment company" under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code in respect of each taxable year since the commencement of its operations, and will continue to so qualify until the Effective Time and has computed its federal income tax liability, if any, under Sections 852 and 4982 of the Code.
(e) Funds Trust has duly authorized the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall have been registered for sale under the 1933 Act and shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.
(f) Each Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the 1940 Act, the 1933 Act, the 1934 Act and all applicable state securities laws. Each Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the Form N-1A Registration Statement currently in effect. The value of the Assets net of Known Liabilities of the Acquiring Fund has been determined using portfolio valuation methods that comply in all material respects with the requirements of the 1940 Act and the policies of such Acquiring Fund.
(g) Funds Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against Funds Trust or any Fund or its Assets or businesses. There are no facts that Funds Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Funds Trust or any Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. Neither Funds Trust nor any Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or Assets or its ability to consummate the transactions contemplated by this Plan.
(h) Funds Trust is not a party to any contracts, agreements, franchises, licenses or permits relating to the Funds except those entered into or granted in the ordinary course of its business, in each case under which no material default exists. All contracts and agreements that are material to the business of the Funds are listed on Schedule A. Funds Trust is not a party to or subject to any employee benefit plan, lease or franchise of any kind or nature whatsoever on behalf of any Fund.
(i) Funds Trust has timely filed all tax returns, for the Funds for all of their taxable years to and including their most recent taxable year required to be filed on or before the date of this Plan, and has paid all taxes payable pursuant to such returns. To the Knowledge of Funds Trust, no such tax return has been or is currently under audit and no assessment has been asserted with respect to any return. Funds Trust will file all of the Fund's tax returns for all of their taxable periods ending on or before the Closing Date not previously filed on or before their due dates (taking account of any valid extensions thereof).
(j) Since the date of the Target Fund Financial Statements and the Acquiring Fund Financial Statements, there has been no material adverse change in the financial condition, business, properties or Assets of the Target Fund or Acquiring Fund, respectively. For purposes of this provision, investment underperformance, negative investment performance or net redemptions shall not be deemed to constitute such facts, provided all customary performance disclosures have been made.
(k) The Target Fund Financial Statements and the Acquiring Fund Financial Statements, fairly present the financial position of the Acquiring Fund as of the Fund's most recent fiscal year-end and the results of the Fund's operations and changes in the Fund's net assets for the periods indicated. The Target Fund Financial Statements and the Acquiring Fund Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied.
(l) To the Knowledge of Funds Trust, neither the Target Fund nor the Acquiring Fund has any Liabilities, whether or not determined or determinable, other than Liabilities disclosed or provided for in the Target Fund Financial Statements and the Acquiring Fund Financial Statements, respectively, or Liabilities incurred in the ordinary course of business.
(m) Except as otherwise provided herein, Funds Trust shall operate the business of each Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of dividends and distributions approved by the Board in anticipation of the Reorganization. Notwithstanding the foregoing, each Fund shall (i) complete all measures prior to the Effective Time to ensure that the Reorganization qualifies as a "reorganization" within the meaning of Section 368(a) of the Code; and (ii) take all other appropriate action necessary to ensure satisfaction of representations in certificates to be provided to [_____] in connection with its opinion described in Section 6(d), regardless of whether any measures or actions described in this sentence are in the ordinary course.

6. Conditions to Funds Trust's Obligations. The obligations of Funds Trust with respect to the Reorganization shall be subject to the following conditions precedent:
(a) Funds Trust shall have duly executed and delivered the Target Fund Reorganization Documents.
(b) All representations and warranties of Funds Trust made in this Plan that apply to the Reorganization shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time.
(c) Funds Trust, on behalf of itself, and, as appropriate, each Target Fund and each Acquiring Fund, shall have delivered to Funds Trust a certificate dated as of the Closing Date and executed in its name by its Treasurer or Secretary stating that the representations and warranties of Funds Trust in this Plan that apply to the Reorganization are true and correct at and as of the Valuation Time.
(d) Funds Trust shall have received an opinion dated as of the Closing Date in a form reasonably satisfactory to it of [_____], upon which each Fund and its shareholders may rely, based upon representations reasonably acceptable to [_____] made in certificates provided by Funds Trust, on behalf of itself and each Fund, the Funds' affiliates and/or principal shareholders, substantially to the effect that the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(e) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.
(f) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.
(g) Funds Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.
(h) Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the Valuation Time, the Target Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to the Target Fund shareholders all of its previously undistributed (i) "investment company taxable income" within the meaning of Section 852(b) of the Code (determined without regard to Section 852(b)(2)(D) of the Code, (ii) amounts equal to the excess of (A) the amount specified in Section 852(a)(1)(B)(i) of the Code over (B) the amount specified in Section 852(a)(1)(B)(ii) of the Code, and (iii) net capital gain (within the meaning of Section 1222(11) of the Code), if any, realized in taxable periods or years ending on or before the Effective Time.
(i) The Board of Funds Trust shall not have terminated this Plan with respect to the Reorganization pursuant to Section 9 of this Plan.
7. Tax Matters. Except where otherwise required by law, Funds Trust shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization", within the meaning of Section 368(a) of the Code and each Acquiring Fund and the Corresponding Target Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.
8. Survival of Representations and Warranties. The representations and warranties of Funds Trust shall survive the completion of the transactions contemplated herein.
9. Termination of Plan. A majority of the Board may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, by majority vote, if: (i) the conditions precedent set forth in Section 6, are not satisfied on the Closing Date; or (ii) it becomes reasonably apparent to the Board that such conditions precedent will not be satisfied on the Closing Date.
10. Governing Law. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.
11. Amendments. The Reorganization of the Target Funds requires shareholder approval. Funds Trust may, by agreement in writing authorized by the Board, amend this Plan with respect to the Reorganization at any time, including, with respect to any Target Fund whose shareholders are being asked to approve the Reorganization, before or after such Target Fund's shareholders approve of the Reorganization. After a Target Fund's shareholders whose are being asked to approve the Reorganization approve a Reorganization, however, Funds Trust may not amend this Plan in a manner that materially adversely affects the interests of such Target Fund's shareholders with respect to that Reorganization. This Section shall not preclude Funds Trust from changing the Closing Date or the Effective Time of a Reorganization.
12. Waivers. At any time prior to the Closing Date, Funds Trust may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Funds Trust agrees that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.
13. Limitation on Liabilities. The obligations of Funds Trust and each Fund shall not bind any of the Trustees, shareholders, nominees, officers, agents, or employees of Funds Trust personally, but shall bind only the Assets and property of the particular Fund. The execution and delivery of this Plan by the officers of Funds Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or the Target Fund, as appropriate.
14. General. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.
15. Expenses. Wells Fargo Funds Management hereby agrees to bear all expenses incurred by any party hereto that are not otherwise borne by an affiliated person of Wells Fargo Funds Management (which affiliated persons do not include any series of Funds Trust) in connection with the Reorganization and with this Plan (other than any brokerage or other transaction costs associated with the sale or purchase of portfolio securities in connection with the Reorganization), whether or not the Reorganization is consummated. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

WELLS FARGO FUNDS TRUST
 for itself and on behalf of its Target Funds
 and on behalf of its Acquiring Funds

ATTEST:

 Name:
 Title:

By:
 Name:
 Title:

 WELLS FARGO FUNDS MANAGEMENT, LLC (a party to this Plan as to Section 15 only)

Name:
 Title:

ATTEST:

By:
 Name:
 Title:
SCHEDULE A

MATERIAL AGREEMENTS

The following agreements shall be Material Agreements:

Exhibit B
 Comparison of the Funds' Fundamental Investment Policies

The fundamental investment policies as described below are identical for each Target Fund and its corresponding Acquiring Fund.

Borrowing
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portoflio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Commodities
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Fund may not purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

Concentration
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) securities of other investment companies, or (iii) repurchase agreements

Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in (i) U.S. Government securities; (ii) repurchase agreements; or (iii) securities of other investment companies.

Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements.

The Fund may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, investments in securities of other investment companies or investments in repurchase agreements.

Diversification
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of a Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

Issuing Senior Securities
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund
The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.	The Fund may not issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any exemptive orders obtained thereunder.

Lending
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of a Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

Real Estate
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Underwriting
Target Fund	Acquiring Fund
Wells Fargo Small/Mid Cap Value Fund	Wells Fargo Small Cap Value Fund
Wells Fargo WealthBuilder Equity Portfolio	Wells Fargo WealthBuilder Tactical Equity Portfolio
Wells Fargo High Income Fund	Wells Fargo High Yield Bond Fund

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting.

Exhibit C
Additional Performance Information

This section contains additional information regarding the performance of the Target Funds and the Acquiring Funds.

Share Class Performance

The following provides additional information about the performance history of the Target Funds and the Acquiring Funds, including information regarding predecessor funds, if any, and whether performance information presented is based on the history of an older share class.

The High Income Fund - Historical performance shown prior to the inception of the Administrator Class shares reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, the Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008 includes Advisor Class expenses. Historical performance shown prior to the inception of the Class B and Class C shares reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class B and Class C.

The High Yield Bond Fund - Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class A, Class B, Class C and Administrator Class of the Fund prior to July 12, 2010 is based on the performance of the Fund's predecessor, Evergreen High Income Fund.

The Small/Mid Cap Value Fund - Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

The Small Cap Value Fund - Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, and is adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

A Fund's past performance is no guarantee of future results. A Fund's investment results will fluctuate over time, and any representation of the Fund's returns for any past period should not be considered as a representation of what a Fund's returns may be in any future period. Each Fund's annual and semi-annual reports contain additional performance information and are available upon request, without charge, by calling the telephone number listed on the back cover of each Fund's prospectus.

Exhibit D
Financial Highlights

Six Months Ended November 30, 2015 (unaudited)
Wells Fargo WealthBuilder Tactical Equity Portfolio	Single Class
Beginning Net Asset Value Per Share	$19.44
Net Investment Income (Loss)[1]	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.63)
Distribution from Net Investment Income	0.00
Ending Net Asset Value Per Share	$18.73
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	(0.87%)
Gross Expenses	1.51%
Net Expenses[1]	1.50%
Total return[2]	3.65%
Portfolio Turnover Rate	8%
Net Assets at End of Period (000's omitted)	$445,180
1	Includes net expenses allocated from investments in affiliated Master Portfolio(s).
2	Total return calculations do not include any sales charges.

Six Months Ended September 30, 2015 (unaudited)
Wells Fargo Small Cap Value Fund	Class A	Class B	Class C	Administrator Class	Institutional Class
Beginning Net Asset Value Per Share	$27.51	$23.84	$23.80	$28.30	$28.29
Net Investment Income (Loss)[1]	(0.07)	(0.15)	(0.15)	(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(3.69)	(3.19)	(3.18)	(3.79)	(3.80)
Distribution from Net Investment Income	(3.76)	(3.34)	(3.33)	(3.84)	(3.82)
Ending Net Asset Value Per Share	$23.75	$20.50	$20.47	$24.46	$24.47
Ratios to Average Net Assets (Annualized)
Net Investment Income (Loss)	(0.52%)	(1.25%)	(1.28%)	(0.33%)	(0.16%)
Gross Expenses	1.36%	2.11%	2.11%	1.24%	0.97%
Net Expenses	1.28%	2.03%	2.03%	1.08%	0.88%
Total Return[2]	(13.67%)	(14.01%)	(13.99%)	(13.57%)	(13.47%)
Portfolio Turnover Rate	10%	10%	10%	10%	10%
Net Assets at End of Period (000's omitted)	$186,150	$107	$47,718	$36,624	$325,040
1	Calculated based upon average shares outstanding.
2	Returns for periods less than one year are not annualized.

WELLS FARGO FUNDS TRUST

PART B
STATEMENT OF ADDITIONAL INFORMATION (SAI)

Statement of Additional Information

May 2, 2016

Wells Fargo Funds Trust

525 Market Street
 San Francisco, California 94105
 (800) 222-8222

Relating to the acquisition of assets of

WELLS FARGO SMALL/MID CAP VALUE FUND
 by and in exchange for shares of
 WELLS FARGO SMALL CAP VALUE FUND
WELLS FARGO WEALTHBUILDER EQUITY PORTFOLIO
 by and in exchange for shares of
 WELLS FARGO WEALTHBUILDER TACTICAL EQUITY PORTFOLIO
WELLS FARGO HIGH INCOME FUND
 by and in exchange for shares of
 WELLS FARGO HIGH YIELD BOND FUND
each a series of WELLS FARGO FUNDS TRUST
CLASS A, CLASS B, CLASS C, ADMINISTRATOR CLASS, INSTITUTIONAL CLASS, SINGLE CLASS

 This Statement of Additional Information ("SAI") is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated May 2, 2016, for the Special Meeting of Shareholders of the Target Funds listed above to be held on June 28, 2016. The Prospectus/Proxy Statement, into which this SAI has been incorporated by reference, may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

INCORPORATION OF DOCUMENTS BY REFERENCE IN STATEMENT OF ADDITIONAL INFORMATION
This SAI consists of this cover page and the following described items, which are hereby incorporated by reference:
1. The Statement of Additional Information dated August 1, 2015, as supplemented from time to time, for Wells Fargo Small Cap Value Fund, which was filed electronically with the Securities and Exchange Commission on July 27, 2015, File No. 811-09253, on Form N-1A, accession no. 0001081400-15-0006311.
2. The Statement of Additional Information dated October 1, 2015, as supplemented from time to time, for Wells Fargo WealthBuilder Tactical Equity Portfolio, which was filed electronically with the Securities and Exchange Commission on September 24, 2015, File No. 811-09253, on Form N-1A, accession no. 0001081400-15-000783.
3. The Statement of Additional Information dated January 1, 2016, as supplemented from time to time, for Wells Fargo High Yield Bond Fund and Wells Fargo Advantage Equity Value Fund, which was filed electronically with the Securities and Exchange Commission on December 24, 2015, File No. 811-09253, on Form N-1A, accession no. 0001081400-15-001122.
4. The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo Small Cap Value Fund for the fiscal year ended March 31, 2015, filed electronically with the Securities and Exchange Commission May 28, 2015, File No. 811-09253, accession no.0001193125-15-204033.

5. The financial statements, including the notes to the financial statements, and the report of the independent registered public accounting firm thereon contained in the annual report for Wells Fargo WealthBuilder Tactical Equity Portfolio for the fiscal year ended May 31, 2015, filed electronically with the Securities and Exchange Commission on July 29,, 2015, File No. 811-09253, accession no. 0001193125-15-268303.

6. The financial statements, including the notes to the financial statements, and the reports of the independent registered public accounting firm thereon contained in the annual reports for Wells Fargo High Yield Bond Fund for the fiscal year ended August 31, 2015, filed electronically with the Securities and Exchange Commission on November 3, 2015, File No. 811-09253, accession no. 0001193125-15-364423.

7. The financial statements, including the notes to the financial statements, thereon contained in the semi-annual report for Wells Fargo Small Cap Value Fund for the fiscal half-year ended September 30, 2015, filed electronically with the Securities and Exchange Commission on November 27, 2015, File No. 811-09253, accession no. 0001193125-16-389575.

8. The financial statements, including the notes to the financial statements, thereon contained in the semi-annual report for Wells Fargo WealthBuilder Tactical Equity Portfolio for the fiscal half-year ended November 30, 2015, filed electronically with the Securities and Exchange Commission on February 2, 2016, File No. 811-09253, accession no. 0001193125-16-447639.

This SAI also contains unaudited Pro Forma Combining Financial Statements with respect to the Mergers involving the following Acquiring Funds: the Wells Fargo Small Cap Value Fund and the Wells Fargo WealthBuilder Tactical Equity Portfolio, as well as other information regarding the Acquiring Funds.

In addition, this SAI consists of a narrative description of the pro forma effects of the reorganization of:

Wells Fargo WealthBuilder Equity Portfolio into Wells Fargo WealthBuilder

Tactical Equity Portfolio

Wells Fargo High Income Fund into Wells Fargo High Yield Bond Fund

Pro forma financials are not required for the reorganization of Wells Fargo Small/Mid Cap Value Fund into Wells Fargo Small Cap Value Fund since the assets of Wells Fargo Small/Mid Cap Value Fund are less than 10% of the net assets of Wells Fargo Small Cap Value Fund.

Narrative Description of the Pro Form Effects of the Reorganization of Wells Fargo WealthBuilder Equity Portfolio into Wells Fargo WealthBuilder Tactical Equity Portfolio

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Wells Fargo WealthBuilder Equity Portfolio and Wells Fargo WealthBuilder Tactical Equity Portfolio dated May 31, 2015. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information for the twelve months ended November 30, 2015 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization to merge Wells Fargo WealthBuilder Equity Portfolio (the “Target Fund”) into Wells Fargo WealthBuilder Tactical Equity Portfolio(the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of December 1, 2014. The merger is intended to combine the Target Fund with the Acquiring Fund which have identical investment objectives and similar principal investment strategies. Both the Target Fund and the Acquiring Fund are advised by Wells Fargo Funds Management, LLC (“Funds Management”) and sub-advised by Wells Capital Management Incorporated, an affiliate of Funds Management.

The merger provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the merger, the Acquiring Fund will be the accounting and performance survivor. In addition, the Acquiring Fund will be renamed Wells Fargo WealthBuilder Equity Portfolio following the merger.   As a result of the merger, shareholders of the Target Fund would become shareholders of the Acquiring Fund.

Whether or not the merger is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the merger (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. The expenses to be borne by Funds Management or one of its affiliates do not include any brokerage or other transaction expenses incurred by the Funds in connection with the merger, which will remain the responsibility of the Funds.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Merger in order to comply with the policies and investment practices of Acquiring Fund.

As of November 30, 2015, the net assets of the Target Fund and the Acquiring Fund were $143,573,906 and $445,179,886, respectively. The net assets of the pro forma combined fund as of November 30, 2015 would have been $588,753,792.

Due to economies of scale, on a pro forma basis for the twelve months ended November 30, 2015, the proposed merger would any eliminate duplicate expenses and result in a decrease of $276,916 in fees and expenses based in the average net assets of the pro forma combined fund.  The overall decrease in expenses would result in the expenses of the Acquiring Fund on a pro forma basis to fall below the expense cap and not require any waivers or reimbursements.

No significant accounting policies, including the securities valuation policies, will change as a result of the proposed merger.

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange

(generally 4 p.m. Eastern Time).

Investments in underlying open-end investment companies are valued at net asset per share as reported by the

Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in affiliated Master Portfolios are valued daily based on each Fund’s proportionate share of each affiliated Master Portfolio’s net assets, which are also valued daily.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team.  The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate.  On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service.  Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser.  Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

The Funds may invest in futures transactions and is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives.  The Funds may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates.  The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements.  Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.  With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the merger is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this merger, in accordance with provisions of the Internal Revenue Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law.  In addition, a Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of May 31, 2015, the Target Fund and Acquiring Fund had capital loss carryforwards available to offset future net realized capital gains expiring in 2018 in the amount of $5,980,330 and $46,775,643, respectively.  In addition, the Target Fund and Acquiring Fund had late-year ordinary losses in the amount of $(223,510) and $(1,084,514), respectively, which would be recognized on the first day of the following fiscal year.

Narrative Description of the Pro Form Effects of the Reorganization of Wells Fargo High Income Fund into Wells Fargo High Yield Bond Fund

The unaudited pro forma information provided herein should be read in conjunction with the annual report of Wells Fargo High Income Fund and Wells Fargo High Yield Bond Fund dated August 31, 2015. All of the shareholder reports are on file with the SEC and are available at no charge.

The unaudited pro forma information for the twelve months ended August 31, 2015 is intended to present supplemental data as if the proposed Agreement and Plan of Reorganization to merge Wells Fargo High Income Fund (the “Target Fund”) into Wells Fargo High Yield Bond Fund (the “Acquiring Fund”) (collectively, the “Funds”) had occurred as of September 1, 2014. The merger is intended to combine the Target Fund with the Acquiring Fund which have identical investment objectives and similar principal investment strategies. Both the Target Fund and the Acquiring Fund are advised by Wells Fargo Funds Management, LLC (“Funds Management”) and sub-advised by Wells Capital Management Incorporated, an affiliate of Funds Management.

The merger provides for the acquisition of all the assets and all the liabilities of the Target Fund by the Acquiring Fund, in a tax-free exchange for shares of the Acquiring Fund at net asset value. Following the merger, the Acquiring Fund will be the accounting and performance survivor.  As a result of the merger, Class A, Class B, Class C, Administrator Class and Institutional Class shareholders of the Target Fund would become Class A, Class B, Class C, Administrator Class and Institutional Class shareholders, respectively, of the Acquiring Fund.

Whether or not the merger is consummated, all expenses incurred by the Target Fund and Acquiring Fund in connection with the merger (including the cost of any proxy soliciting agents) will be borne by Funds Management or one of its affiliates. The expenses to be borne by Funds Management or one of its affiliates do not include any brokerage or other transaction expenses incurred by the Funds in connection with the merger, which will remain the responsibility of the Funds.

It is not anticipated that the securities of the combined portfolio will be sold in material amounts following the consummation of the Merger in order to comply with the policies and investment practices of Acquiring Fund.

As of August 31, 2015, the net assets of the Target Fund and the Acquiring Fund were $422,857,601 and $259,954,909, respectively. The net assets of the pro forma combined fund as of August 31, 2015 would have been $682,812,510.

Due to economies of scale, on a pro forma basis for the twelve months ended August 31, 2015, the proposed merger would result in a total decrease of $300,192 in fees and expenses of the combined fund.   For the twelve months ended August 31, 2015, fee waivers and expense reimbursements of $630,262 are necessary for the combined fund.

No significant accounting policies, including the securities valuation policies, will change as a result of the proposed merger.

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange

(generally 4 p.m. Eastern Time).

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Funds. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team.  The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate.  On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service.  Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser.  Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

The Funds may invest in futures transactions and is subject to interest rate risk in the normal course of pursuing its investment objectives.  The Funds may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates.  The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.  The aggregate principal amounts of the contracts are not recorded in the financial statements.  Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.  With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The merger is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Target Fund or their shareholders as a result of the merger. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Target Fund will be the same as the aggregate tax basis the shareholders of the Target Fund held in their shares of the Target Fund immediately before the merger.

If the merger is consummated, the combined Acquiring Fund would seek to continue to qualify as a regulated investment company, if such qualification is in the best interests of shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and make distributions of substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. In addition, the Target Fund and Acquiring Fund will make any required income or capital gain distributions prior to consummation of this merger, in accordance with provisions of the Internal Revenue Code relating to tax-free reorganizations of investment companies. Accordingly, no provision for federal income taxes is required.

Under the Regulated Investment Company Modernization Act of 2010, a Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law.  In addition, a Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

As of August 31, 2015, the Target Fund had capital loss carryforwards available to offset future net realized capital gains consisting of $112,566 in short-term capital losses and $3,953,475 in long-term capital losses.  The Target Fund also had current year deferred post-October capital losses consisting of $5,971,737 in short-term losses and $9,202,081 in long-term losses which would be recognized on the first day of the following fiscal year.

As of August 31, 2015, the Acquiring Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $53,607,343 with $16,356,651 expiring in 2016; and $37,250,692 expiring in 2017.

The Acquiring Fund also had current year deferred post-October capital losses consisting of $651,306 in short-term losses which would be recognized on the first day of the following fiscal year.

WELLS FARGO FUNDS TRUST

PROXY CARDS

WELLS FARGO HIGH INCOME FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo High Income Fund (“High Income Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of High Income Fund to be held at 10:00 a.m., Pacific time, on June 28, 2016, at the offices of Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of __, 2016, providing for the reorganization of the High Income Fund, including the acquisition of all of the assets of the High Income Fund by the Wells Fargo High Yield Bond Value Fund (“High Yield Bond Fund”) in exchange for shares of the High Yield Bond Fund (the “Acquisition Shares”) and the assumption by the High Yield Bond Fund of all of the liabilities of the High Income Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the High Income Fund in liquidation of the High Income Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at [                 ].   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

WELLS FARGO SMALL/MID CAP VALUE FUND

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of Small/Mid Cap Value Fund to be held at 10:00 a.m., Pacific time, on June 28, 2016, at the offices of Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of __, 2016, providing for the reorganization of the Small/Mid Cap Value Fund, including the acquisition of all of the assets of the Small/Mid Cap Value Fund by the Wells Fargo Small Cap Value Fund (“Small Cap Value Fund”) in exchange for shares of the Small Cap Value Fund (the “Acquisition Shares”) and the assumption by the Small Cap Value Fund of all of the liabilities of the Small/Mid Cap Value Fund. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the Small/Mid Cap Value Fund in liquidation of the Small/Mid Cap Value Fund.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at [                 ].   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

WELLS FARGO WEALTHBUILDER EQUITY PORTFOLIO

of

Wells Fargo Funds Trust

PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2016

The undersigned, revoking all Proxies heretofore given, hereby appoints C. David Messman, Maureen E. Towle and Johanne F. Castro or any of them as Proxies of the undersigned, with full power of substitution to each, to vote on behalf of the undersigned all shares of Wells Fargo WealthBuilder Equity Portfolio (“WealthBuilder Equity Portfolio”), a series of Wells Fargo Funds Trust, that the undersigned is entitled to vote at the meeting of shareholders, and at any adjournment(s) thereof, of WealthBuilder Equity Portfolio to be held at 10:00 a.m., Pacific time, on June 28, 2016, at the offices of Wells Fargo Funds, 525 Market Street, 12th Floor, San Francisco, California, 94105, as fully as the undersigned would be entitled to vote if personally present.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR ON THIS PROXY. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or custodian for a minor, please give your full title. When signing on behalf of a corporation or as a partner for a partnership, please give the full corporate or partnership name and your title, if any.

______________________________________________

Signature                                                              Date

                                                          ▲  FOLDHERE – DO NOT TEAR  ▲

The votes entitled to be cast by the undersigned will be cast according to instructions given below with respect to the Proposal. If this Proxy Ballot is executed but no instruction is given, the undersigned acknowledges that the votes entitled to be cast by the undersigned will be cast by the proxies, or any of them, “FOR” the proposal. Additionally, the votes entitled to be cast by the undersigned will be cast at the discretion of the proxy holder on any other matter that may properly come before the Special Meeting.

This proxy is solicited by the Board of Trustees of Wells Fargo Funds Trust, which unanimously recommends that you vote FOR the Proposal.

TO VOTE, MARK BOX IN BLUE OR BLACK INK.  Example: [ ]

PROPOSAL:

To consider and act upon an Agreement and Plan of Reorganization (the “Plan”) dated as of __, 2016, providing for the reorganization of the WealthBuilder Equity Portfolio,   including the acquisition of all of the assets of the WealthBuilder Equity Portfolio by the Wells Fargo WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio”) in exchange for shares of the WealthBuilder Tactical Equity Portfolio (the “Acquisition Shares”) and the assumption by the WealthBuilder Tactical Equity Portfolio of all of the liabilities of the WealthBuilder Equity Portfolio. The Plan also provides for the prompt distribution of the Acquisition Shares to shareholders of the WealthBuilder Equity Portfolio in liquidation of the WealthBuilder Equity Portfolio.

FOR	AGAINST	ABSTAIN
□	□	□

QUESTIONS ABOUT THIS PROXY?Should you have any questions about the proxy materials or would like to vote your shares with a representative, please contact our proxy information line toll-free at [                 ].   Representatives are available Monday through Friday 9:00 a.m. to 11:00 p.m. Eastern Time.

THANK YOU FOR CASTING YOUR VOTE.

TAG ID:                                                                                                                                                                                                CUSIP:

WELLS FARGO FUNDS TRUST

PART C
OTHER INFORMATION

Item 15. Indemnification.

Under the terms of the Amended and Restated Declaration of Trust of the Registrant, incorporated by reference as Exhibit 1 hereto, provides for the indemnification of the Registrant's Trustees, officers, employees and agents. The following sections of Article IX provide as follows:

Section 1. Limitation of Liability. All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust's officers, employees or agents, whether past, present or future (each a "Covered Person," and collectively the "Covered Persons"), shall be personally liable therefor. Notwithstanding any provision in this Article IX, neither the investment adviser, Principal Underwriter or other service providers, nor any officers, employees or other agents of such entities, shall be indemnified pursuant to this Article IX, except that dual officers, employees or other agents of the Trust and such entities shall be entitled to indemnification pursuant to this Article IX but only to the extent that such officer, employee or other agent was acting in his or her capacity as an officer, employee or agent of the Trust in the conduct that gave rise to the claim for indemnification. No Covered Person shall be liable to the Trust or to any Shareholder for any loss, damage or claim incurred by reason of any act performed or omitted by such Covered Person in good faith on behalf of the Trust, a Series or a Class, and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Declaration, except that a Covered Person shall be liable for any loss, damage or claim incurred by reason of such Covered Person's bad faith, gross negligence, willful misconduct or reckless disregard of the duties involved in the conduct of his or her office.

Section 2. Mandatory Indemnification. (a) Subject only to the express limitations in the 1940 Act, other applicable laws, and sub-paragraph (b) below, the Trust or the appropriate Series shall indemnify each of its Covered Persons to the fullest extent permitted under the 1940 Act and other applicable laws, including, but not limited to, against all liabilities and expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred in the settlement thereof.

(a) As used herein, the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, reasonable attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) Notwithstanding any provision to the contrary contained herein, no Covered Person shall be entitled to indemnification for any liability arising by reason of such Covered Person's willful misfeasance, bad faith, gross negligence, or the reckless disregard of duties owed to the Trust ("disabling conduct").

(c) No indemnification or advance shall be made under this Article IX to the extent such indemnification or advance:
would be inconsistent with a provision of the Declaration, or an agreement in effect at the time of accrual of the alleged cause of action asserted in the proceeding in which the expenses were incurred or other amounts were paid which prohibits or otherwise limits indemnification; or
would be inconsistent with any condition expressly imposed by a court in a judgment, order, or approval of a settlement.

(d) Any indemnification under this Article shall be made by the Trust only if authorized in the specific case on a determination that the Covered Person was not liable by reason of disabling conduct by:

(i) a final decision on the merits by a court or other body before whom the proceeding was brought; or
(ii) in the absence of such a decision, by any reasonable and fair means established in accordance with, and subject to the requirements and limitations of, Section 17(h) of the 1940 Act and any interpretation thereunder by the Commission or its staff.

(e) The rights of indemnification herein provided may be insured against by policies of insurance maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(f) To the maximum extent permitted by the 1940 Act and other applicable laws, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Article IX shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Article IX; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Article IX; provided, however, that the Trust shall not be obligated to pay the expenses of any agent acting pursuant to a written contract with the Trust, except to the extent required by such contract.

(g) Any repeal or modification of this Article IX shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, affect any limitation on the liability of any Covered Person in an a manner that would be adverse to such Covered Person or affect any indemnification available to any Covered Person in a manner that would be adverse to such Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Item 16. Exhibits.

Unless otherwise indicated, all references to the "Registration Statement" and Post-Effective Amendments thereto in the following list of Exhibits refer to the Registrant's Registration Statement on Form N-1A (File Nos. 333-74295; 811-09253).

Number	Exhibit Description	Location
(1)	Amended and Restated Declaration of Trust	Incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(2)	Not applicable
(3)	Not applicable
(4)	Agreements and Plans of Reorganization	Filed herein.
(5)	Not applicable
(6)(a)	Investment Management Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015; Schedule A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(6)(b)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Asset Allocation Fund)	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.
(6)(c)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Absolute Return Fund)	Incorporated by reference to Post-Effective Amendment No. 235, filed February 29, 2012; Schedule A, incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.
(6)(d)	Investment Management Agreement with Wells Fargo Funds Management, LLC (Small Cap Core Fund)	Incorporated by reference to Post-Effective Amendment No. 438, filed December 23, 2015.
(6)(e)	Amended and Restated Fee and Expense Agreement between Wells Fargo Funds Trust, Wells Fargo Master Trust and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015; Schedule A, incorporated by reference to Post-Effective Amendment No. 407, filed August 26, 2015.
(6)(f)	Investment Sub-Advisory Agreement with Schroder Investment Management North America Inc.	Incorporated by reference to Post-Effective Amendment No. 20, filed May 1, 2001; Schedule A, incorporated by reference to Post-Effective Amendment No. 83, filed April 11, 2005.
(6)(g)	Amended and Restated Investment Sub-Advisory Agreement with Wells Capital Management Incorporated	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(6)(h)

Investment Sub-Advisory Agreement with RCM Capital Management LLC (formerly Dresdner RCM Global Investors, LLC) and Novation of Sub-Advisory Agreement substituting Allianz Global Investors, U.S. LLC for RCM Capital Management LLC

Incorporated by reference to Post-Effective Amendment No. 32, filed February 8, 2002; Novation of Sub-Advisory Agreement, incorporated by reference to Post-Effective Amendment No. 307, filed July 26, 2013; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015.

(6)(i)	Investment Sub-Advisory Agreement with Global Index Advisors, Inc.	Incorporated by reference to Post-Effective Amendment No. 347, filed May 30, 2014; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 391, filed March 31, 2015.
(6)(j)	Investment Sub-Advisory Agreement with LSV Asset Management	Incorporated by reference to Post-Effective Amendment No. 147, filed January 28, 2010; Appendix A and Appendix B, incorporated by reference to Post-Effective Amendment No. 156, filed April 30, 2010.
(6)(k)	Investment Sub-Advisory Agreement with Cooke & Bieler, L.P.	Incorporated by reference to Post-Effective Amendment No. 74, filed July 26, 2004; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 295, filed April 23, 2013.
(6)(l)	Sub-Advisory Agreement with Phocas Financial Corporation	Incorporated by reference to Post-Effective Amendment No. 122, filed March 21, 2008.
(6)(m)	Amended and Restated Sub-Advisory Agreement with First International Advisors, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(n)	Amended and Restated Sub-Advisory Agreement with Metropolitan West Capital Management, LLC

Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012; Appendix A and Schedule A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.

(6)(o)	Amended and Restated Sub-Advisory Agreement with Golden Capital Management, LLC	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(6)(p)	Sub-Advisory Agreement with Crow Point Partners, LLC	Incorporated by reference to Post-Effective Amendment No. 169, filed July 16, 2010.
(6)(q)	Sub-Advisory Agreement with Artisan Partners, LP	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(r)	Sub-Advisory Agreement with The Rock Creek Group, LP	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014. Schedule A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(6)(s)	Sub-Advisory Agreement with Chilton Investment Company, LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(t)	Sub-Advisory Agreement with Mellon Capital Management Corporation	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(u)	Sub-Advisory Agreement with Passport Capital, LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(v)	Sub-Advisory Agreement with River Canyon Fund Management LLC	Incorporated by reference to Post-Effective Amendment No. 341, filed March 28, 2014.
(6)(w)	Sub-Advisory Agreement with Sirios Capital Management, L.P.	Incorporated by reference to Post-Effective
(6)(x)	Sub-Advisory Agreement with Wellington Management Company, LLP	Incorporated by reference to Post-Effective
(6)(y)	Sub-Advisory Agreement with Pine River Capital Management L.P.	Incorporated by reference to Post-Effective
(6)(z)	Amended and Restated Sub-Advisory Agreement with Wells Fargo Bank, N.A. d/b/a Wells Capital Management Singapore	Incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.
(7)	Distribution Agreement with Wells Fargo Funds Distributor, LLC	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Schedule I, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(8)	Not applicable
(9)	Master Custodian Agreement with State Street Bank and Trust Company	Incorporated by reference to Post-Effective Amendment No. 139, filed September 28, 2009; Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(10)(a)	Distribution Plan	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(10)(b)	Rule 18f-3 Multi-Class Plan

Incorporated by reference to Post-Effective Amendment No. 255, filed September 12, 2012; Appendix B, incorporated by reference to Post-Effective Amendment No. 440, filed December 24, 2015; Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.

(11)	Legal Opinion	Filed herewith.
(12)	Consent of Tax Counsel	To be filed by amendment.
(13)(a)	Securities Lending Agency Agreement by and among Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Wells Fargo Funds Management, LLC and Goldman Sachs Bank USA

Incorporated by reference to Post-Effective Amendment No. 163, filed June 28, 2010; Fifth Amendment incorporated by reference to Post-Effective Amendment No. 174, filed October 27, 2010; Schedule 2, First Amendment, Second Amendment, Third Amendment, Fourth Amendment and Sixth Amendment incorporated by reference to Post-Effective Amendment No. 177, filed January 28, 2011; Seventh Amendment, incorporated by reference to Post-Effective Amendment No. 200, filed June 24, 2011; Eighth Amendment incorporated by reference to Post-Effective Amendment No. 237 filed March 16, 2012; Ninth Amendment incorporated by reference to Post-Effective Amendment No. 274, filed December 26, 2012; Tenth Amendment, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015; Eleventh Amendment, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015. Appendix A, incorporated by reference to Post-Effective Amendment No. 393, filed April 28, 2015.

(13)(b)	Class-Level Administration Agreement with Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 398, filed June 25, 2015; Schedule A to Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(13)(c)	Transfer Agency and Service Agreement with Boston Financial Data Services, Inc.	Incorporated by reference to Post-Effective Amendment No. 92, filed May 1, 2006; Schedule A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(13)(d)	Shareholder Servicing Plan	Incorporated by reference to Post-Effective Amendment No. 335, filed February 25, 2014; Appendix A, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(13)(e)	Administrative and Shareholder Servicing Agreement, Form of Agreement	Incorporated by reference to Post-Effective Amendment No. 111, filed June 29, 2007.
(13)(f)	Shareholder Servicing Agreement with Wells Fargo Funds Distributor, LLC and Wells Fargo Funds Management, LLC	Incorporated by reference to Post-Effective Amendment No. 391, filed March 31, 2015; Schedule I, incorporated by reference to Post-Effective Amendment No. 448, filed February 25, 2016.
(14)	Consent of Independent Auditors, KPMG, LLP	Filed herewith.
(15)	Not applicable.
(16)(a)	Power of Attorney, Peter G. Gordon	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(b)	Power of Attorney, Timothy J. Penny	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(c)	Power of Attorney, Karla M. Rabusch	Incorporated by reference to Post-Effective Amendment No. 72, filed June 30, 2004.
(16)(d)	Power of Attorney, Olivia S. Mitchell	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(e)	Power of Attorney, Judith M. Johnson	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(f)	Power of Attorney, Isaiah Harris, Jr.	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(g)	Power of Attorney, David F. Larcker	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(h)	Power of Attorney, Michael S. Scofield	Incorporated by reference to Post-Effective Amendment No. 172, filed September 28, 2010.
(16)(i)	Power of Attorney, Nancy Wiser	Incorporated by reference to Post-Effective Amendment No. 254, filed September 4, 2012.
(16)(j)	Power of Attorney, Jeremy M. DePalma	Incorporated by reference to Post-Effective Amendment No. 266, filed November 16, 2012.
(16)(k)	Power of Attorney, William R. Ebsworth	Incorporated by reference to Post-Effective Amendment No. 383, filed January 23, 2015.
(16)(l)	Power of Attorney, Jane A. Freeman	Incorporated by reference to Post-Effective Amendment No. 383, filed January 23, 2015.

Item 17. Undertakings.

(1) Wells Fargo Funds agrees that, prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an IRS ruling supporting the tax consequences of the Reorganization within a reasonably prompt time after receipt of such opinion or ruling.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of San Francisco and State of California on the 24th day of March, 2016.

WELLS FARGO FUNDS TRUST

By: /s/ C. David Messman
--------------------
C. David Messman
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the date indicated:

/s/ Peter G. Gordon Peter G. Gordon* Trustee	/s/ Isaiah Harris, Jr. Isaiah Harris, Jr.* Trustee	/s/ Judith M. Johnson Judith M. Johnson* Trustee
/s/ David F. Larcker David F. Larcker* Trustee	/s/ Olivia S. Mitchell Olivia S. Mitchell* Trustee	/s/ Timothy J. Penny Timothy J. Penny* Trustee
/s/ Jane A. Freeman Jane A. Freeman* Trustee	/s/ Michael S. Scofield Michael S. Scofield* Trustee	/s/ William R. Ebsworth William R. Ebsworth* Trustee
/s/ Karla M. Rabusch Karla M. Rabusch* President (Principal Executive Officer)	For the Wells Fargo Large Cap Core Fund /s/ Jeremy M. DePalma Jeremy M. DePalma* Treasurer (Principal Financial Officer)	For the Wells Fargo Small Cap Core Fund /s/ Nancy Wiser Nancy Wiser* Treasurer (Principal Financial Officer)

*By: /s/ C. David Messman
C. David Messman
Attorney-in-Fact
March 24, 2016

Exhibit No.	Exhibits
(11)	Legal Opinion
(14)	Consent of Independent Auditors, KPMG, LLP